PURCHASE AND SALE AGREEMENT

AMONG

FUND III AND FUND IV ASSOCIATES, a Georgia general partnership

FUND V AND FUND VI ASSOCIATES, a Georgia general partnership

FUND VI AND FUND VII ASSOCIATES, a Georgia general partnership

FUND VII AND FUND VIII ASSOCIATES, a Georgia general partnership

AND

CA NEW PLAN VENTURE FUND LLC, a Delaware

limited liability company

STOCKBRIDGE VILLAGE SHOPPING CENTER

and HANNOVER CENTER

March             , 2003

SCHEDULE OF EXHIBITS

Reference
Exhibit “A”	Description of Property	p. 5

Exhibit “B”	List of Personal Property	p. 4

Exhibit “C”	List of Existing Commission Agreements and Management Agreements	pp. 2, 4 & § 4.1(f)

Exhibit “D”	Form of Escrow Agreement	p. 2

Exhibit “E”	List of Existing Environmental Reports	p. 3

Exhibit “F”	Rent Roll	p. 5

Exhibit “G”	Exception Schedule	§ 4.1(i)

Exhibit “H”	List of Operating Agreements	p. 4

Exhibit “I”	Form of Tenant Estoppel Certificate	p. 5 & § 6.1(d)

Exhibit “J”	Property Tax Appeals	§ 4.1(g)

Exhibit “K”	Unpaid Tenant Inducement Costs and Leasing Commissions re current tenants for which Seller is responsible	§ 5.4(e)

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SCHEDULE OF CLOSING DOCUMENTS

Schedule 1	Form of Limited Warranty Deed

Schedule 2	Form of Assignment and Assumption of Leases and Security Deposits and Leasing Commission Obligations arising after Closing

Schedule 3	Form of Bill of Sale to Personal Property

Schedule 4	Form of Assignment and Assumption of Operating Agreements

Schedule 5	Form of General Assignment of Seller’s Interest in Intangible Property

Schedule 6	Form of Seller’s Affidavit (for Purchaser’s Title Insurance Purposes)

Schedule 7	Form of Seller’s Certificate (as to Seller’s Representations and Warranties)

Schedule 8	Form of Seller’s FIRPTA Affidavit

Schedule 9	Form of Seller’s Georgia Withholding Tax Affidavit

Schedule 10	Form of Purchaser’s Certificate (as to Purchaser’s Representations and Warranties)

PURCHASE AND SALE AGREEMENT

STOCKBRIDGE VILLAGE SHOPPING CENTER

THIS PURCHASE AND SALE AGREEMENT (the “Agreement”), made and entered into this              day of March, 2003, by and among FUND III AND FUND IV ASSOCIATES, a Georgia general partnership (“Fund III and Fund IV”), FUND V AND FUND VI ASSOCIATES, a Georgia general partnership (“Fund V and Fund VI”), FUND VI AND FUND VII ASSOCIATES, a Georgia general partnership (“Fund VI and Fund VII”), FUND VII AND FUND VIII ASSOCIATES, a Georgia general partnership (“Fund VII and Fund VIII”) (Fund III and Fund IV, Fund V and Fund VI, Fund VI and Fund VII, and Fund VII and Fund VIII are collectively referred to as “Seller”), and CA NEW PLAN VENTURE FUND LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S E T H:

WHEREAS, Seller desires to sell certain improved real property commonly known as “Stockbridge Village Shopping Center” and “Hannover Center” located on Highway 138, SE and Hannover Parkway, N in Stockbridge, Clayton County, Georgia, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

WHEREAS, the parties hereto desire to provide for said sale and purchase on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

ARTICLE 1.

DEFINITIONS

For purposes of this Agreement, each of the following capitalized terms shall have the meaning ascribed to such terms as set forth below:

“Ancillary Closing Documents” shall mean, collectively, the Assignment and Assumption of Leases, the Assignment and Assumption of Operating Agreements, the General Assignment, and the Seller’s Certificate.

“Assignment and Assumption of Leases” shall mean the form of assignment and assumption of Leases and Security Deposits and obligations under the Commission Agreements to be executed and delivered by Seller and Purchaser at the Closing in the form attached hereto as SCHEDULE 2.

“Assignment and Assumption of Operating Agreements” shall mean the form of assignment and assumption of the Operating Contracts to be executed and delivered by Seller and Purchaser at the Closing in the form attached hereto as SCHEDULE 4.

“Bill of Sale” shall mean the form of bill of sale to the Personal Property to be executed and delivered by Seller to Purchaser at the Closing in the form attached hereto as SCHEDULE 3.

“Broker” shall have the meaning ascribed thereto in Section 10.1 hereof.

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which banking institutions in the State of Georgia are authorized by law or executive action to close.

“Closing” shall mean the consummation of the purchase and sale of the Property pursuant to the terms of this Agreement.

“Closing Date” shall have the meaning ascribed thereto in Section 2.6 hereof.

“Commission Agreements” shall have the meaning ascribed thereto in Section 4.1(f) hereof, and such agreements are more particularly described on EXHIBIT “C” attached hereto and made a part hereof.

“Due Diligence Material” shall have the meaning ascribed thereto in Section 3.7 hereof.

“Earnest Money” shall mean the sum of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00 U.S.), together with all interest which accrues thereon as provided in Section 2.3(c) hereof and in the Escrow Agreement.

“Effective Date” shall mean the date upon which Escrow Agent acknowledges receipt of the Earnest Money (by federal wire transfer or delivery of Purchaser’s check made payable to Escrow Agent) from Purchaser.

“Environmental Law” shall mean any law, ordinance, rule, regulation, order, judgment, injunction or decree relating to pollution or substances or materials which are considered to be hazardous or toxic, including, without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Emergency Planning and Community Right to Know Act, any state and local environmental law including, without limitation, the Georgia Hazardous Site Response Act (“HSRA”), all amendments and supplements to any of the foregoing and all regulations and publications promulgated or issued pursuant thereto.

“Escrow Agent” shall mean the Title Company.

“Escrow Agreement” shall mean that certain Escrow Agreement in the form attached hereto as EXHIBIT “D” entered into contemporaneously with the execution and delivery of this Agreement by Seller, Purchaser and Escrow Agent with respect to the Earnest Money.

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“Existing Environmental Reports” shall mean those certain reports, correspondence and related materials, if any, more particularly described on EXHIBIT “E” attached hereto and made a part hereof.

“FIRPTA Affidavit” shall mean the form of FIRPTA Affidavit to be executed and delivered by Seller to Purchaser at Closing in the form attached hereto as SCHEDULE 8.

“First Title Notice” shall have the meaning ascribed thereto in Section 3.4 hereof.

“General Assignment” shall have the meaning ascribed thereto in Section 5.1(g) hereof.

“Hazardous Substances” shall mean any and all pollutants, contaminants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized under any Environmental Law (including, without limitation, lead paint, asbestos, urea formaldehyde foam insulation, petroleum and polychlorinated biphenyls).

“Improvements” shall mean all buildings, structures and improvements now or on the Closing Date situated on the Land, including without limitation, all parking areas and facilities, improvements and fixtures located on the Land.

“Inspection Period” shall mean the period expiring at 5:00 P.M. Eastern Standard Time on the date that is sixty (60) days after the Effective Date.

“Intangible Property” shall mean all intangible property, if any, owned by Seller and related to the Land and Improvements, including without limitation, Seller’s rights and interests, if any, in and to the following (to the extent assignable): (i) the names “Stockbridge Village Shopping Center” and “Hannover Center,” (ii) all assignable plans and specifications and other architectural and engineering drawings for the Land and Improvements; (iii) all assignable warranties or guaranties given or made in respect of the Improvements or Personal Property; (iv) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Land or Improvements; and (v) all of Seller’s right, title and interest in and to all assignable Operating Agreements that Purchaser agrees to assume (or is deemed to have agreed to assume).

“Land” shall mean those certain tracts or parcels of real property located in the City of Stockbridge, Clayton County, Georgia, which are more particularly shown on EXHIBIT “A” attached hereto and made a part hereof, together with all rights, privileges and easements appurtenant to said real property, and all right, title and interest of Seller, if any, in and to all strips and gores and any land lying in the bed of any street, road, alley or right-of-way, open or closed, adjacent to or abutting the Land and, with respect to the Land, together with any and all minerals and mineral rights, water and water rights, wells and well rights and permits, water and sewer taps, sanitary and storm sewer capacity or reservations and all rights (but not deposits) under utility agreements with any applicable governmental or quasi-governmental entity or agency, in each case solely as it pertains to the Land. The Parties recognize and agree that the legal descriptions for the Land corresponding to the parcels of real property shown on the site plan attached as EXHIBIT “A” shall be attached to this Agreement prior to the expiration of the Inspection Period upon verification of such legal descriptions by Seller using the Survey obtained by Purchaser.

“Lease” and “Leases” shall mean the leases or occupancy agreements, including those in effect on the Effective Date which are more particularly identified on EXHIBIT “F” attached hereto, and any amended or new leases entered into pursuant to Section 4.3(a) of this Agreement, which as of the Closing affect all or any portion of the Land or Improvements.

“Major Tenants” shall mean The Kroger Company, Folks, any tenant which executes a long-term lease for the entire space currently occupied by SouthTrust Bank, Blockbuster Video, Applebee’s Restaurant, Taco Mac, Tokyo Japanese Steakhouse and Damons.

“Management Agreement” shall have the meaning ascribed thereto in Section 4.1(f) hereof and is more particularly described on EXHIBIT “C” attached hereto and made a part hereof.

“Monetary Objection “ or “Monetary Objections” shall mean (a) any mortgage, deed to secure debt, deed of trust or similar security instrument encumbering all or any part of the Property, (b) any mechanic’s, materialman’s or similar lien (unless resulting from any act or omission of Purchaser or any of its agents, contractors, representatives or employees or any tenant of the Property), (c) the lien of ad valorem real or personal property taxes, assessments and governmental charges affecting all or any portion of the Property which are delinquent, and (d) any judgment of record against Seller in the county or other applicable jurisdiction in which the Property is located.

“Operating Agreements” shall mean all those certain contracts and agreements more particularly described on EXHIBIT “H”attached hereto and made a part hereof relating to the repair, maintenance or operation of the Land, Improvements or Personal Property including those which will extend beyond the Closing Date (which shall be identified as such), including, without limitation, all equipment leases.

“Other Notices of Sale” shall have the meaning ascribed thereto in Section 5.1(s) hereof.

“Permitted Exceptions” shall mean, collectively, (a) liens for taxes, assessments and governmental charges not yet due and payable or due and payable but not yet delinquent, (b) the Leases, and (c) such other easements, restrictions and encumbrances that do not constitute Monetary Objections approved by Purchaser pursuant to Section 3.4 hereof.

“Personal Property” shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding any computer software which either is licensed to Seller or Seller deems proprietary), machinery, apparatus and equipment owned by Seller and currently used exclusively in the operation, repair and maintenance of the Land and Improvements and situated thereon, as generally described on EXHIBIT “B” attached hereto and made a part hereof, and all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller’s obtaining of corporate or partnership authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller or Seller’s property manager which Seller deems proprietary) relating to the Land and Improvements. The Personal Property does not include any property owned by tenants, contractors or licensees, except as set may be set forth in a tenant lease, and shall be conveyed by Seller to Purchaser subject to depletions, replacements and additions in the ordinary course of Seller’s business.

“Property” shall have the meaning ascribed thereto in Section 2.1 hereof.

“Purchase Price” shall be the amount specified in Section 2.4 hereof.

“Purchaser’s Certificate” shall have the meaning ascribed thereto in Section 5.2(d) hereof.

“Rent Roll” shall mean EXHIBIT “F” attached to this Agreement and made a part hereof.

“Security Deposits” shall mean any security deposits, rent or damage deposits or similar amounts (other than rent paid for the month in which the Closing occurs) actually held by Seller with respect to any of the Leases.

“Seller’s Affidavit” shall mean the form of owner’s affidavit to be given by Seller at Closing to the Title Company in the form attached hereto as SCHEDULE 6.

“Seller’s Certificate” shall mean the form of certificate to be executed and delivered by Seller to Purchaser at the Closing with respect to the truth and accuracy of Seller’s warranties and representations contained in this Agreement (modified and updated as the circumstances require), in the form attached hereto as SCHEDULE 7.

“Seller’s Estoppel” shall mean the form of estoppel that may be executed and delivered by Seller at Closing in substantially the form attached hereto as SCHEDULE 11, as contemplated in Section 6.1(d) hereof.

“Survey” and “Surveys” shall have the meaning ascribed thereto in Section 3.4 hereof.

“Taxes” shall have the meaning ascribed thereto in Section 5.4(a) hereof.

“Tenant Estoppel Certificate” or “Tenant Estoppel Certificates” shall mean certificates to be sought from the tenants under the Leases in substantially the form attached hereto as EXHIBIT “I”; provided, however, if any Lease provides for the form or content of an estoppel certificate from the tenant thereunder, the Tenant Estoppel Certificate with respect to such Lease may be in the form as called for therein.

“Tenant Inducement Costs” shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, but without limitation, tenant improvement costs, lease buyout payments, and moving, design and refurbishment allowances and costs. The term “Tenant Inducement Costs” shall not include loss of income resulting from any free rental period, it being understood and agreed that Seller shall bear the loss resulting from any free rental period until the Closing Date and that Purchaser shall bear such loss from and after the Closing Date.

“Tenant Notices of Sale” shall have the meaning ascribed thereto in Section 5.1(r) hereof.

“Title Company” shall mean Fidelity National Title Insurance Company of Texas.

“Title Commitment” shall have the meaning ascribed thereto in Section 3.4 hereof.

“Warranty Deed” shall mean the form of deed attached hereto as SCHEDULE 1.

ARTICLE 2.

PURCHASE AND SALE

2.1. Agreement to Sell and Purchase. Subject to and in accordance with the terms and provisions of this Agreement, Seller agrees to sell and Purchaser agrees to purchase, the following property (collectively, the “Property”):

(a)	the Land;

(b)	the Improvements;

(c)	all of Seller’s right, title and interest in and to the Leases, any guaranties of the Leases and the Security Deposits;

(d)	the Personal Property; and

(e)	the Intangible Property.

2.2. Permitted Exceptions. The Property shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions.

2.3. Earnest Money.

(a) Within three (3) Business Days after Purchaser’s execution and delivery of this Agreement, Purchaser shall deliver the Earnest Money to Escrow Agent by federal wire transfer or by Purchaser’s check, payable to Escrow Agent, receipt whereof shall be acknowledged by Escrow Agent by notification to Seller, which Earnest Money shall be held and released by Escrow Agent in accordance with the terms of the Escrow Agreement. In the event that Purchaser fails to so deposit the Earnest Money with Escrow Agent, this Agreement shall automatically terminate and neither party shall have any further obligations hereunder except as specifically survive termination hereof.

(b) The Earnest Money shall be applied to the Purchase Price at the Closing and shall otherwise be held, refunded, or disbursed in accordance with the terms of the Escrow Agreement and this Agreement. All interest and other income from time to time earned on the Earnest Money shall be earned for the account of Purchaser, and shall be a part of the Earnest Money; and the Earnest Money hereunder shall be comprised of the Earnest Money and all such interest and other income.

2.4. Purchase Price. Subject to adjustment and credits as otherwise specified in this Section 2.4 and elsewhere in this Agreement, the purchase price (the “Purchase Price”) to be paid by Purchaser to Seller for the Property shall be Twenty-Three Million Seven Hundred Fifty Thousand and No/100 Dollars ($23,750,000.00 U.S.). The Purchase Price shall be deposited in escrow with Escrow Agent no later than 11:00 A.M. Central Standard Time on the Closing Date and shall be paid at the Closing as follows:

(a) The Earnest Money shall be paid by Escrow Agent to Seller at Closing; and

(b) An amount equal to the Purchase Price shall be paid through escrow at the Closing by Cashier’s Check or by wire transfer of immediately available federal funds to an account designated by Seller, less the amount of the Earnest Money paid by Escrow Agent to Seller at Closing, and subject to prorations, adjustments and credits as otherwise specified in this Agreement.

2.5. Independent Contract Consideration. In addition to, and not in lieu of the delivery to Escrow Agent of the Earnest Money, Purchaser shall deliver to Seller, concurrently with Purchaser’s execution and delivery of this Agreement to Seller, Purchaser’s check, payable to the order to Seller, in the amount of One Hundred and No/100 Dollars ($100.00). Seller and Purchaser hereby mutually acknowledge and agree that said sum represents adequate bargained for consideration for Seller’s execution and delivery of this Agreement and Purchaser’s right to inspect the Property pursuant to Article III. Said sum is in addition to and independent of any other consideration or payment provided for in this Agreement and is nonrefundable in all events.

2.6. Closing. The consummation of the sale by Seller and purchase by Purchaser of the Property (the “Closing”) shall be held on the date which is thirty (30) days following the expiration of the Inspection Period through the usual form of documents and money escrow which the parties shall establish through the Escrow Agent (the “Closing Date”).

ARTICLE 3.

PURCHASER’S INSPECTION AND REVIEW RIGHTS

3.1. Due Diligence Inspections.

(a) From and after the Effective Date until the Closing Date or earlier termination of this Agreement, Seller shall permit Purchaser and its authorized representatives to inspect the Property to perform due diligence, soil analysis and environmental investigations (including intrusive tests and inspections), to examine the records of Seller with respect to the Property, and make copies thereof, at such times during normal business hours as Purchaser or its representatives may request. Notwithstanding anything to the contrary contained herein, Purchaser shall notify Seller in writing at least three (3) Business Days prior to performing any physically intrusive testing or inspections (an “Intrusive Notice”); any such Intrusive Notice shall include a drawing showing the proposed location of such intrusive testing or inspections, and Seller shall have the right, in its sole discretion, to consent to such locations. All such testing and inspections shall be performed in such a manner to minimize any interference with the business of the tenants under the Leases at the Property and, in each case, in compliance with

Seller’s rights and obligations as landlord under the Leases. All inspection fees, appraisal fees, engineering fees and all other costs and expenses of any kind incurred by Purchaser relating to the testing and inspection of the Property shall be solely Purchaser’s expense. In the course of its investigations, Purchaser may make inquiries to third parties, including, without limitation, tenants, lenders, contractors, property managers, parties to Operating Agreements and municipal, local and other government officials and representatives, and Seller consents to such inquiries; provided, however, that Purchaser shall schedule any and all tenant interviews through Seller by providing notice to Seller of the proposed interview times and dates at least three (3) Business Days prior to any such interviews. Seller reserves the right to have a representative present at the time of making any testing, interviews and/or inspections. The three (3) Business Day notice requirement described above shall not apply to follow-up conversations with tenants after the initial interviews so long as Purchaser notifies Seller of any such follow-up conversations and provides Seller with the opportunity to be present at or on the phone during any such follow-up conversations. Except as set forth above, Purchaser shall notify Seller not less than one (1) Business Day in advance of making any tests, interviews or inspections.

(b) If the Closing is not consummated hereunder for any reason other than a default by Seller, Purchaser shall promptly deliver final copies of all reports, surveys and other documentation, excluding marketing and proprietary reports or documents, furnished to Purchaser by third parties in connection with such inspections to Seller; provided, however, that delivery of such copies and documentation shall be without warranty or representation whatsoever, express or implied, including, without limitation, any warranty or representation as to ownership, accuracy, adequacy or completeness thereof or otherwise. This Section 3.1(b) shall survive the termination of this Agreement.

(c) To the extent that Purchaser or any of its representatives, agents or contractors damages or disturbs the Property or any portion thereof, Purchaser shall return the same to substantially the same condition which existed immediately prior to such damage or disturbance. Purchaser hereby agrees to and shall indemnify, defend and hold harmless Seller from and against any and all expense, loss or damage which Seller may incur (including, without limitation, reasonable attorney’s fees actually incurred) as a result of any act or omission of Purchaser or its representatives, agents or contractors, other than any expense, loss or damage to the extent arising from any act or omission of Seller during any such inspection and other than any expense, loss or damage resulting from the discovery or release of any Hazardous Substances at the Property (other than Hazardous Substances brought on to the Property by Purchaser or its representatives, agents or contractors, or any release of Hazardous Substances resulting from the negligence of Purchaser or its representatives, agents or contractors). Said indemnification agreement shall survive the Closing and any earlier termination of this Agreement. Purchaser shall maintain and shall ensure that Purchaser’s consultants and contractors maintain commercial general liability insurance in an amount not less than $1,000,000, combined single limit, and in form and substance adequate to insure against all liability of Purchaser and its consultants and contractors, respectively, and each of their respective agents, employees and contractors, arising out of inspections and testing of the Property or any part thereof made on Purchaser’s behalf. Purchaser agrees to provide to Seller a certificate of insurance with regard to each applicable liability insurance policy prior to any entry upon the Property by Purchaser or its consultants or contractors, as the case may be, pursuant to this Section 3.1.

3.2. Seller’s Deliveries to Purchaser; Purchaser’s Access to Seller’s Property Records.

(a) Within five (5) Business Days after the Effective Date, Seller shall deliver to Purchaser the following (and Purchaser acknowledges that no additional items are required to be delivered by Seller to Purchaser except as may be expressly set forth in other provisions of this Agreement; however, Seller shall provide Purchaser with any documents described below and which come into Seller’s possession or are produced by Seller after the initial delivery and to continue to provide same during the pendency of this Agreement):

(i)	Copies of current Property tax bills and assessor’s statements of current assessed value.

(ii)	Copies of Property operating statements for the past 24 months.

(iii)	2002 Operating Budget with respect to the Property.

(iv)	Copies of all Leases, guarantees, any amendments and letter agreements relating thereto existing as of the Effective Date.

(v)	A current rent roll and aged tenant receivable report regarding income from the tenants.

(vi)	Monthly tenant, tax and CAM billing statements and reconciliations and general ledger for the past 24 months.

(vii)	All Operating Agreements currently in place at the Property.

(viii)	A copy of Seller’s (or its affiliate’s) current policy of title insurance with respect to the Land and Improvements.

(ix)	Pleadings related to current litigation, if any.

(x)	Copies of the Existing Environmental Reports, if any.

(xi)	Copies of any capital improvements performed at and maintenance work orders for the Property and the Improvements for the past 24 months.

(xii)	Copies of tenant sales histories for the past 24 months, if any.

(b) From the Effective Date until the Closing Date or earlier termination of this Agreement, Seller shall allow Purchaser and Purchaser’s representatives, on reasonable advance notice and during normal business hours, to have access to Seller’s existing non-confidential books, records and files relating to the Property, at Seller’s on-site management office at the Property, at the office of the Broker, or at Seller’s office at 6200 The Corners Parkway, Suite 250, Atlanta, Georgia 30092, for the purpose of inspecting and (at Purchaser’s expense) copying the same, including, without limitation, the materials listed below (to the extent any or all of the same are in Seller’s possession), subject, however, to the limitations of any confidentiality or nondisclosure agreement to which Seller may be bound, and provided that Seller shall not be required to deliver or make available to Purchaser any appraisals, budgets, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller’s obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller or Seller’s property manager which Seller deems proprietary. Purchaser acknowledges and agrees, however, that except as provided in this Agreement and the documents to be executed at Closing, Seller makes no representation or warranty of any nature whatsoever, express or implied, with respect to the ownership, enforceability, accuracy, adequacy or completeness or otherwise of any of such records, evaluations, data, investigations, reports, cost estimates or other materials. If the Closing contemplated hereunder fails to take place for any reason, Purchaser shall promptly return all copies of materials copied from Seller’s books, records and files relating to the Property. It is understood and agreed that Seller shall have no obligation to obtain, commission or prepare any such books, records, files, reports or studies not now in Seller’s possession or control. Subject to the foregoing, Seller agrees to make available to Purchaser for inspection and copying, without limitation, the following books, records and files relating to the Property, all to the extent the same are in Seller’s possession:

(i)	Tenant Information. Copies of the Leases and any financial statements or other financial information of any tenants under the Leases (and the Lease guarantors, if any), written information relative to the tenants’ payment histories, and tenant correspondence, to the extent Seller has the same in its possession;

(ii)	Commission Agreements. Copies of the Commission Agreements;

(iii)	Plans. All available construction plans and specifications in Seller’s possession relating to the development, condition, repair and maintenance of the Property, the Improvements and the Personal Property;

(iv)	Permits; Licenses. Copies of any certificates of occupancy, permits, licenses or other similar documents in Seller’s possession relating to the use, occupancy or operation of the Property; and

(v)	Operating Costs and Expenses. All available records of any operating costs and expenses for the Property in Seller’s possession.
(vi)	Survey. A copy of any existing survey.

3.3. Condition of the Property.

(a) Seller recommends that Purchaser employ one or more independent engineering and/or environmental professionals to perform engineering, environmental and physical assessments on Purchaser’s behalf in respect of the Property and the condition thereof. Purchaser and Seller mutually acknowledge and agree that the Property is being sold in an “AS IS” condition and “WITH ALL FAULTS,” known or unknown, contingent or existing. Purchaser has the sole responsibility to fully inspect the Property, to investigate all matters relevant thereto, including, without limitation, the condition of the Property, and to reach its own, independent evaluation of any risks (environmental or otherwise) or rewards associated with the ownership, leasing, management and operation of the Property.

(b) To the fullest extent permitted by law, except as otherwise provided in this Agreement, Purchaser does hereby unconditionally waive and release Seller, and its partners, beneficial owners, officers, directors, shareholders and employees from any present or future claims and liabilities of any nature arising from or relating to the presence or alleged presence of Hazardous Substances in, on, at, from, under or about the Property or any adjacent property, including, without limitation, any claims under or on account of any Environmental Law, regardless of whether such Hazardous Substances are located in, on, at, from, under or about the Property or any adjacent property prior to or after the date hereof; provided that this disclaimer and release does not constitute an assumption of any liability by Purchaser, and it shall not be construed to waive any rights of contribution or indemnity with respect to third party claims under Environmental Laws. In addition, Purchaser does hereby covenant and agree to defend, indemnify, and hold harmless Seller and its partners, beneficial owners, officers, directors, shareholders and employees from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, existing and future, including any action or proceeding brought or threatened, or ordered by governmental authorities, relating to any Hazardous Substances which may be placed, located or released on the Property after the date of Closing, and Seller does hereby covenant and agree to defend, indemnify, and hold harmless Purchaser and its partners, beneficial owners, officers, directors, shareholders and employees from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, existing and future, including any action or proceeding brought or threatened, or ordered by governmental authorities, relating to any Hazardous Substances which may be placed, located or released on the Property prior to the date of Closing. The terms and provisions of this paragraph shall survive the Closing hereunder.

3.4. Title and Survey. Promptly upon execution of this Agreement, Purchaser may order at its expense, from the Title Company a preliminary title commitment with respect to the Property (the “Title Commitment”). Purchaser shall direct the Title Company to send a copy of the Title Commitment to Seller. Promptly upon execution of this Agreement, Purchaser may arrange, also at its expense, for the preparation of a survey of the Property (each and together, the “Survey”). Purchaser likewise shall make copies of any such Survey available to Seller prior to Closing. Purchaser shall have until the end of the Inspection Period to give written notice (the “First Title Notice”) to Seller of such objections as Purchaser may have to any exceptions to title disclosed in the Title Commitment or in any Survey or otherwise in Purchaser’s examination of title. Purchaser may terminate this Agreement and receive a refund of the Earnest Money if the Title Company revises the Title Commitment after the expiration of the Inspection Period to add or modify exceptions or to delete or modify the conditions to obtaining any endorsement requested by Purchaser during the Inspection Period if such additions, modifications or deletions (i) were not contained in or contemplated by the First Title Notice, (ii) are not reasonably acceptable to Purchaser and (iii) are not removed on or prior to the Closing Date. Seller shall have the right, but not the obligation (except as to Monetary Objections), to attempt to remove, satisfy or otherwise cure any exceptions to title to which the Purchaser so objects. Within five (5) Business Days after receipt of Purchaser’s First Title Notice, Seller shall give written notice to Purchaser informing the Purchaser of Seller’s election with respect to such objections. If

Seller fails to give written notice of election within such five (5) Business Day period, Seller shall be deemed to have elected not to attempt to cure the objections (other than Monetary Objections). If Seller elects to attempt to cure any objections, Seller shall be entitled to one or more reasonable adjournments of the Closing of up to but not beyond the thirtieth (30th) day following the initial date set for the Closing to attempt such cure, but, except for Monetary Objections, Seller shall not be obligated to expend any sums, commence any suits or take any other action to effect such cure. Except as to Monetary Objections, if Seller elects, or is deemed to have elected, not to cure any exceptions to title to which Purchaser has objected or if, after electing to attempt to cure, Seller determines that it is unwilling or unable to remove, satisfy or otherwise cure any such exceptions, Purchaser’s sole remedy hereunder in such event shall be either (i) to accept title to the Property subject to such exceptions as if Purchaser had not objected thereto and without reduction of the Purchase Price, or (ii) to terminate this Agreement within three (3) Business Days after receipt of written notice from Seller either of Seller’s election not to attempt to cure any objection or of Seller’s determination, having previously elected to attempt to cure, that Seller is unable or unwilling to do so, or three (3) Business Days after Seller is deemed hereunder to have elected not to attempt to cure such objections (and upon any such termination under clause (ii) above, Escrow Agent shall return the Earnest Money to Purchaser). Notwithstanding anything to the contrary contained elsewhere in this Agreement, Seller shall be obligated to cure or satisfy all Monetary Objections at or prior to Closing, and may use the proceeds of the Purchase Price at Closing for such purpose.

3.5. Operating Agreements. Ten (10) days prior to the expiration of the Inspection Period, Purchaser will designate in a written notice to Seller which Operating Agreements Purchaser will assume and which Operating Agreements will be terminated by Seller at Closing; provided, however, that Seller shall not be obligated to terminate, and Purchaser shall assume Seller’s obligations arising from and after Closing under, all Operating Agreements which cannot be terminated by Seller upon no more than thirty (30) days prior notice or which can be terminated by Seller only upon payment of a fee, premium, penalty or other form of early termination compensation. Taking into account any credits or prorations to be made pursuant to Article 5 hereof for payments coming due after Closing but accruing prior to Closing, Purchaser will assume the obligations arising from and after the Closing Date under those Operating Agreements which Purchaser has designated will not be terminated. Seller, without cost to Purchaser, shall terminate at Closing all Operating Agreements that are not so assumed, to the extent any relates to the Property. If Purchaser fails to notify Seller in writing on or prior to the date which is fifteen (15) days prior to the expiration of the Inspection Period of any Operating Agreements that Purchaser does not desire to assume at Closing, Purchaser shall be deemed to have elected to assume all such Operating Agreements and to have waived its right to require Seller to terminate such Operating Agreements at Closing. Notwithstanding anything to the contrary contained herein, Seller shall terminate at Closing, and Purchaser shall not assume, any property management agreements relating to the Property.

3.6. Termination of Agreement. Purchaser shall have until the expiration of the Inspection Period to determine, in Purchaser’s sole opinion and discretion, the suitability of the Property for acquisition by Purchaser or Purchaser’s permitted assignee. Purchaser shall have the right to terminate this Agreement, for any reason or for no reason whatsoever, at any time on or before said time and date of expiration of the Inspection Period by giving written notice to Seller of such election to terminate. If Purchaser so elects to terminate this Agreement pursuant to this Section 3.6, Escrow Agent shall pay the Earnest Money to Purchaser, whereupon, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement. If Purchaser fails to so terminate this Agreement prior to the expiration of the Inspection Period, Purchaser shall have no further right to terminate this Agreement pursuant to this Section 3.6.

3.7. Confidentiality. All information acquired by Purchaser or any of its designated representatives (including by way of example, but not in limitation, the officers, directors, shareholders and employees of Purchaser, and Purchaser’s engineers, consultants, counsel and potential lenders, and the officers, directors, shareholders and employees of each of them) with respect to the Property, whether delivered by Seller or any of Seller’s representatives or obtained by Purchaser as a result of its inspection and investigation of the Property, examination of Seller’s books, records and files in respect of the Property, or otherwise (collectively, the “Due Diligence Material”) shall be used solely for the purpose of determining whether the Property is suitable for Purchaser’s acquisition and ownership thereof and for no other purpose whatsoever. The terms and conditions which are contained in this Agreement and all Due Diligence Material which is not published as public knowledge or which is not generally available in the public domain shall be kept in strict confidence by Purchaser and shall not be disclosed to any individual or entity other than to those authorized representatives of Purchaser who need to know the information for the purpose of assisting Purchaser in evaluating the Property for Purchaser’s potential acquisition thereof; provided however, that Purchaser shall have the right to disclose any such information if required by applicable law or as may be necessary in connection with any court action or proceeding with respect to this Agreement. Purchaser shall and hereby agrees to indemnify and hold Seller harmless from and against any and all loss, liability, cost, damage or expense that Seller may suffer or incur (including, without limitation, reasonable attorneys’ fees actually incurred) as a result of the unpermitted disclosure or use of any of the Due Diligence Material to any individual or entity other than an appropriate representative of Purchaser and/or the use of any Due Diligence Material for any purpose other than as herein contemplated and permitted. If Purchaser elects to terminate this Agreement pursuant to any provision hereof permitting such termination, or if the Closing contemplated hereunder fails to occur for any reason, Purchaser will promptly return to Seller all Due Diligence Material in the possession of Purchaser and any of its representatives, and destroy all copies, notes or abstracts or extracts thereof, as well as all copies of any analyses, compilations, studies or other documents prepared by Purchaser or for its use (whether in written or electronic form) containing or reflecting any Due Diligence Material, provided that Purchaser may retain one (1) copy of the Due Diligence Materials for its legal files. In the event of a breach or threatened breach by Purchaser or any of its representatives of this Section 3.7, Seller shall be entitled, in addition to other available remedies, to an injunction restraining Purchaser or its representatives from disclosing, in whole or in part, any of the Due Diligence Material and any of the terms and conditions of this Agreement. Nothing contained herein shall be construed as prohibiting or limiting Seller from pursuing any other available remedy, in law or in equity, for such breach or threatened breach. The provisions of this Section shall survive the Closing and any earlier termination of this Agreement.

ARTICLE 4.

REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS

4.1. Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Purchaser:

(a) Organization, Authorization and Consents. Each Seller is a duly organized and validly existing general partnership under the laws of the State of Georgia. Each Seller has the right, power and authority to enter into this Agreement and to convey the Property in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof.

(b) Action of Seller, Etc. Each Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Seller on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

(c) No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Seller, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Property or any portion thereof pursuant to the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Seller is bound.

(d) Litigation. To Seller’s knowledge, Seller has received no written notice that any investigation, action or proceeding is pending or threatened, which (i) if determined adversely to Seller, materially and adversely affects the use or value of the Property, or (ii) questions the validity of this Agreement or any action taken or to be taken pursuant hereto, or (iii) involves condemnation or eminent domain proceedings involving the Property or any portion thereof.

(e) Existing Leases. To Seller’s knowledge, (i) other than the Leases listed in the Rent Roll, Seller has not entered into any contract or agreement with respect to the occupancy of the Property or any portion or portions thereof which will be binding on Purchaser after the Closing; (ii) the copies of the Leases heretofore delivered by Seller to Purchaser are true, correct and complete copies thereof; and (iii) the Leases have not been amended except as evidenced by amendments similarly delivered and constitute the entire agreement between Seller and the tenants thereunder. All information set forth in the Rent Roll attached hereto as EXHIBIT “F” is true, correct, and complete in all material respects. To Seller’s knowledge, except as disclosed in the Due Diligence Materials and/or the Rent Roll, no tenants have asserted nor are there any defenses or offsets to rent accruing after the Closing Date and no default or breach exists on the part of any tenant. Seller has not received any notice of any default or breach on the part of the landlord under any Lease, nor, to Seller’s knowledge, does there exist any such default or breach on the part of the landlord.

(f) Leasing Commissions. To Seller’s knowledge, (i) there are no lease brokerage agreements, leasing commission agreements or other agreements providing for payments of any amounts for leasing activities or procuring tenants with respect to the Property or any portion or portions thereof other than as disclosed in EXHIBIT “C” attached hereto (the “Commission Agreements”), and (ii) there are no agreements currently in effect relating to the management and leasing of the Property other than as disclosed on said EXHIBIT “C” (the “Management Agreement”); and that all leasing commissions, brokerage fees and management fees accrued or due and payable under the Commission Agreements and the Management Agreement, as of the date hereof and at the Closing have been or shall be paid in full; and that Seller shall terminate the Management Agreement as to the Property at Closing at no cost to Purchaser. Notwithstanding anything to the contrary contained herein, Purchaser shall be responsible for the payment of all leasing commissions payable for (A) any new leases entered into after the Effective Date that have been approved by Purchaser, and (B) the renewal, expansion or extension of any Leases existing as of the Effective Date and exercised or effected after the Effective Date; and Purchaser shall pay to the manager under the Management Agreement leasing commissions with respect to leases entered into (or expansions, renewals or extensions effected) by Purchaser within ninety (90) days after the Closing Date with the tenants or prospective tenants listed in item IV of EXHIBIT “C” hereto and approved by Purchaser.

(g) Taxes and Assessments. Except as may be set forth on EXHIBIT “J” attached hereto and made a part hereof, Seller has not filed, and has not retained anyone to file, notices of protests against, or to commence action to review, real property tax assessments against the Property.

(h) Environmental Matters. Except as may be set forth in the Existing Environmental Reports or in any other Due Diligence Material or as otherwise disclosed in writing by Seller, Seller has no knowledge of any violations of Environmental Laws and has received no written notification that any governmental or quasi-governmental authority has determined that there are any violations of any Environmental Law with respect to the Property, nor to Seller’s knowledge has Seller received any written notice that any governmental or quasi-governmental authority is contemplating an investigation of the Property, with respect to a violation or suspected violation of any Environmental Law.

(i) Compliance with Laws. To Seller’s knowledge and except as set forth on EXHIBIT “G”, Seller has received no written notice (A) alleging any violations of law, municipal or county ordinances, or other legal requirements with respect to the Property or any portion thereof or (B) from any insurance company or underwriter of any defect that has caused an increase in insurance premiums.

(j) Easements and Other Agreements. To Seller’s knowledge, Seller has not received any written notice of Seller’s default in complying with the terms and provisions of any of the covenants, conditions, restrictions or easements constituting a Permitted Exception.

(k) Other Agreements. To Seller’s knowledge, except for the Leases, the Commission Agreements, the Management Agreement and the Permitted Exceptions, there are no leases, Operating Agreements, management agreements, brokerage agreements, leasing agreements or other agreements or instruments in force or effect that grant to any person or any entity any right, title, interest or benefit in and to all or any part of the Property or any rights relating to the use, operation, management, maintenance or repair of all or any part of the Property which will survive the Closing or be binding upon Purchaser other than those which Purchaser has agreed in writing to assume prior to the expiration of the Inspection Period (or is deemed to have agreed to assume) or which are terminable upon thirty (30) days notice without payment of premium or penalty.

(l) Seller Not a Foreign Person. Seller is not a “foreign person” which would subject Purchaser to the withholding tax provisions of Section 1445 of the Internal Revenue Code of 1986, as amended.

(m) Condemnation. Seller has received no written notice of the commencement of any proceedings for taking by condemnation or eminent domain of any part of the Property.

(n) Employees. Seller has no employees to whom by virtue of such employment Purchaser will have any obligation after the Closing.

(o) Operating Statements. The Operating Statements show all items of income and expense (operating and capital) incurred in connection with Seller’s ownership, operation, and management of the Property for the periods indicated and are true, correct, and complete in all material respects.

(p) Contractors and Suppliers. All contractors, subcontractors, suppliers, architects, engineers, and others who have performed services or labor, or supplied material in connection with Seller’s acquisition, development, ownership, and management of the Property have been or will be at or prior to Closing paid in full, and all liens arising therefrom (or claims which with the passage of time or notice or both, could mature into liens) have been or will be at or prior to Closing satisfied and released.

The representations and warranties made in this Agreement by Seller shall be continuing and shall be deemed remade by Seller as of the Closing Date, with the same force and effect as if made on, and as of, such date, subject to Seller’s right to update such representations and warranties by written notice to Purchaser and in Seller’s certificate to be delivered pursuant to Section 5.1(i) hereof. All representations and warranties made in this Agreement by Seller shall survive the Closing for a period of one (1) year, and upon expiration thereof shall be of no further force or effect except to the extent that with respect to any particular alleged breach, Purchaser gives Seller written notice prior to the expiration of said one (1) year period of such alleged breach with reasonable detail as to the nature of such breach and files an action against Seller with respect thereto within ninety (90) days after the giving of such notice.

Notwithstanding anything to the contrary contained in this Section 4.1, Seller shall have no liability to Purchaser for the breach of any representation or warranty made in this Agreement unless the loss resulting from Seller’s breach of its representations and warranties exceeds, in the aggregate, Fifty Thousand and No/100 Dollars ($50,000.00 US), in which event Seller shall be liable for each dollar of damages resulting from the breach or breaches of its representations and warranties, but in no event shall Seller’s total liability for any such breach or breaches exceed, in the aggregate, Three Hundred Seventy-Five Thousand and No/100 Dollars ($375,000.00 US). In

no event shall Seller be liable for, nor shall Purchaser seek, any consequential, indirect or punitive damages; and in no event shall any claim for a breach of any representation or warranty of Seller be actionable or payable if the breach in question results from or is based on a condition, state of facts or other matter which was actually known to Purchaser prior to the Closing.

Except as otherwise expressly provided in this Agreement or in any documents to be executed and delivered by Seller to Purchaser at the Closing, Seller has not made, and Purchaser has not relied on, any information, promise, representation or warranty, express or implied, regarding the Property, whether made by Seller, on Seller’s behalf or otherwise, including, without limitation, the physical condition of the Property, the financial condition of the tenants under the Leases, title to or the boundaries of the Property, pest control matters, soil conditions, the presence, existence or absence of hazardous wastes, toxic substances or other environmental matters, compliance with building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns, market data, economic conditions or projections, past or future economic performance of the tenants or the Property, and any other information pertaining to the Property or the market and physical environments in which the Property is located. Purchaser acknowledges (i) that Purchaser has entered into this Agreement with the intention of making and relying upon its own investigation or that of Purchaser’s own consultants and representatives with respect to the physical, environmental, economic and legal condition of the Property and (ii) that Purchaser is not relying upon any statements, representations or warranties of any kind, other than those specifically set forth in this Agreement or in any document to be executed and delivered by Seller to Purchaser at the Closing, made (or purported to be made) by Seller or anyone acting or claiming to act on Seller’s behalf. Purchaser shall purchase the Property its “as is” condition, “with all faults,” on the Closing Date. The provisions of the foregoing three (3) paragraphs of this Section shall survive the Closing.

4.2. Knowledge Defined. All references in this Agreement to the “knowledge of Seller” or “to Seller’s knowledge” or any words of similar import shall refer only to the actual knowledge of Scott Meadows and John Oliver, each of whom is familiar with the day-to-day operation of the Property and has been actively involved in the management of Seller’s business in respect of the Property in the capacities of representatives of Wells Capital, Inc., an affiliate of Seller. The terms “knowledge of Seller” or “to Seller’s knowledge” or any words of similar import shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller, or any affiliate of Seller, or to any other partner, beneficial owner, officer, agent, manager, representative or employee of Seller, or any of their respective affiliates, or to impose on any of the individuals named above any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. There shall be no personal liability on the part of the individuals named above arising out of any representations or warranties made herein or otherwise.

4.3. Covenants and Agreements of Seller.

(a) Leasing Arrangements. During the pendency of this Agreement, Seller will not enter into any lease affecting the Property, or modify or amend in any material respect, or renew, expand, extend or terminate, any of the existing Leases without Purchaser’s prior written consent in each instance, which consent shall not be unreasonably withheld, delayed or conditioned and which shall be deemed given unless withheld by written notice to Seller given within ten (10) Business Days after Purchaser’s receipt of Seller’s written request therefor, each of which requests shall be accompanied by a copy of any proposed modification or amendment of an existing Lease or of any new Lease that Seller wishes to execute between the Effective Date and the Closing Date, including, without limitation, a description of any Tenant Inducement Costs and leasing commissions associated with any proposed renewal or expansion of an existing Lease or with any such new Lease and tenant financial information for any such new Lease. If Purchaser fails to notify Seller in writing of its approval or disapproval within said ten (10) Business Day period, such failure by Purchaser shall be deemed to be the approval of Purchaser. At Closing, Purchaser shall reimburse Seller for any Tenant Inducement Costs or leasing commissions actually incurred by Seller pursuant to a renewal or expansion of any existing Lease or new Lease approved by Purchaser hereunder.

(b) New Contracts. During the pendency of this Agreement, Seller will not enter into any contract, or modify, amend, renew or extend any existing contract, that will be an obligation affecting the Property or any part thereof subsequent to the Closing without Purchaser’s prior written consent in each instance (which Purchaser may withhold in its sole discretion), except contracts entered into in the ordinary course of business that are terminable without cause (and without penalty or premium) on 30 days (or less) notice.

(c) Operation of Property. During the pendency of this Agreement, Seller shall continue to operate the Property in a good and businesslike fashion consistent with Seller’s past practices.

(d) Insurance. During the pendency of this Agreement, Seller shall, at its expense, continue to maintain the existing insurance which is currently in force and effect.

(e) Tenant Estoppel Certificates. Seller shall endeavor in good faith (but without obligation to incur any cost or expense) to obtain and deliver to Purchaser prior to Closing a written Tenant Estoppel Certificate in the form attached hereto as EXHIBIT “I” signed by each tenant under each of the Leases; provided that delivery of such signed Tenant Estoppel Certificates shall be a condition of Closing only to the extent set forth in Section 6.1(d) hereof; and in no event shall the inability or failure of Seller to obtain and deliver said Tenant Estoppel Certificates (Seller having used its good faith efforts as set forth above) be a default of Seller hereunder.

(f) Removal and Replacement of Personal Property. Seller will not remove any Personal Property except as may be required for necessary repair or replacement, and any replacement shall be of equal quality and quantity as existed as of the time of its removal.

(g) Listings and Other Offers. So long as Purchaser is not in default under the terms of this Agreement, Seller will not enter into any written contracts or agreements (whether binding or not) regarding any disposition of the Property; provided, however, that this provision shall not prohibit discussions and/or negotiations by Seller with other prospective third party purchasers, and shall not prohibit the continuation of any existing listing agreements with respect to the Property.

The covenants made in this Section 4.3 by Seller shall be continuing. Such covenants shall survive the Closing for a period of one (1) year, and upon expiration thereof shall be of no further force or effect except to the extent that with respect to any particular alleged breach, Purchaser gives Seller written notice prior to the expiration of said one (1) year period of such alleged breach with reasonable detail as to the nature of such breach and files an action against Seller with respect thereto within ninety (90) days after the giving of such notice.

4.4. Representations and Warranties of Purchaser.

(a) Organization, Authorization and Consents. Purchaser is a duly organized and validly existing limited liability company under the laws of the State of Delaware. Purchaser has the right, power and authority to enter into this Agreement and to purchase the Property in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof.

(b) Action of Purchaser, Etc. Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Purchaser on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

(c) No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Purchaser, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Purchaser is bound.

(d) Litigation. To Purchaser’s knowledge, Purchaser has received no written notice that any action or proceeding is pending or threatened, which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

The representations, covenants and warranties made in this Agreement by Purchaser shall be continuing and shall be deemed remade by Purchaser as of the Closing Date, with the same force and effect as if made on, and as of, such date subject to Purchaser’s right to update such representations and warranties by written notice to Seller and in Purchaser’s certificate to be delivered pursuant to Section 5.2(d) hereof. All representations and warranties made in this Agreement by Purchaser shall survive the Closing for a period of one (1) year, and upon expiration thereof shall be of no further force or effect except to the extent that with respect to any particular alleged breach, Seller gives Purchaser written notice prior to the expiration of said one (1) year period of such alleged breach with reasonable detail as to the nature of such breach and files an action against Seller with respect thereto within ninety (90) days after the giving of such notice.

ARTICLE 5.

CLOSING DELIVERIES, CLOSING COSTS AND PRORATIONS

5.1. Seller’s Closing Deliveries. For and in consideration of, and as a condition precedent to Purchaser’s delivery to Seller of the Purchase Price, Seller shall obtain or execute and deliver in escrow to Escrow Agent at or prior to Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:

(a) Warranty Deed. Limited warranty deeds to the Land and Improvements, in the form attached hereto as SCHEDULE 1 (collectively the “Warranty Deed”), subject only to the Permitted Exceptions, and executed, acknowledged and sealed by each Seller for that portion of the Property to which each Seller holds title. The legal descriptions of the Land set forth in each warranty deed shall be based upon and conform to the applicable record title legal description contained in each Seller’s vesting deed;

(b) Quitclaim Deed. If requested by Purchaser, one or more quitclaim deeds to the Land and Improvements (or any portion or portions thereof), in form and substance reasonably satisfactory to Seller, and executed, acknowledged and sealed by each Seller;

(c) Bill of Sale. Bills of sale for the Personal Property in the form attached hereto as SCHEDULE 2 (collectively the “Bill of Sale”), without warranty as to the title or condition of the Personal Property;

(d) Assignment and Assumption of Leases and Security Deposits. Two (2) counterparts of an assignment and assumption of Leases and Security Deposits from each Seller and, to the extent required elsewhere in this Agreement, the obligations of Seller under the Commission Agreements in the form attached hereto as SCHEDULE 3 (collectively the “Assignment and Assumption of Leases”), executed, acknowledged and sealed by each Seller;

(e) Updated Rent Roll. An update of the Rent Roll (with modifications as appropriate), certified by Seller to be accurate in all material respects as of the date of Closing;

(f) Assignment and Assumption of Operating Agreements. Two (2) counterparts of an assignment and assumption of Operating Agreements from each Seller in the form attached hereto as SCHEDULE 4 (collectively the “Assignment and Assumption of Operating Agreements”), executed, acknowledged and sealed by each Seller;

(g) General Assignment. Assignments of the Intangible Property from each Seller in the form attached hereto as SCHEDULE 5 (collectively the “General Assignment”), executed, acknowledged and sealed by each Seller;

(h) Seller’s Affidavit. An owner’s affidavit from each Seller substantially in the form attached hereto as SCHEDULE 6 (collectively the “Seller’s Affidavit”), stating that there are no known boundary disputes with respect to the Property, that there are no parties in possession of the Property other than Seller and the tenants under the Leases, that there are no brokers except as disclosed herein, that any improvements or repairs made by, or for the account of, or at the instance of Seller to or with respect to the Property within ninety (90) days prior to the Closing have been paid for in full (or that adequate provision has been made therefor to the reasonable satisfaction of the Title Company), and including such other matters as may be reasonably requested by the Title Company;

(i) Seller’s Certificate. Certificates from each Seller in the form attached hereto as SCHEDULE 7 (collectively the “Seller’s Certificate”), evidencing the reaffirmation of the truth and accuracy in all material respects of Seller’s representations, warranties, and agreements set forth in Section 4.1 hereof, with such modifications thereto as may be appropriate in light of any change in circumstance since the Effective Date;

(j) FIRPTA Certificate. FIRPTA Certificates from each Seller in the form attached hereto as SCHEDULE 8;

(k) Withholding Affidavit. An affidavit with respect to each Seller in the form attached hereto as SCHEDULE 9, to establish its residency in the State of Georgia as contemplated by O.C.G.A. §48-7-128, such that the proceeds of the sale of the Property are not subject to the withholding laws of the State of Georgia;

(l) Evidence of Authority. Such documentation as may reasonably be required by Purchaser’s title insurer to establish that this Agreement, the transactions contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered;

(m) Settlement Statement A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

(n) Surveys and Plans. Such surveys, site plans, plans and specifications, and other matters relating to the Property as are in the possession of Seller to the extent not theretofore delivered to Purchaser;

(o) Certificates of Occupancy. To the extent the same are in Seller’s possession, original or photocopies of certificates of occupancy for all space within the Improvements located on the Property;

(p) Leases. To the extent the same are in Seller’s possession or control, original executed counterparts of the Leases;

(q) Tenant Estoppel Certificates. All originally executed Tenant Estoppel Certificates as may be in Seller’s possession;

(r) Notices of Sale to Tenants. Seller will join with Purchaser in executing a notice, in form and content reasonably satisfactory to Seller and Purchaser (the “Tenant Notices of Sale”), which Purchaser shall send to each tenant under the Leases informing such tenant of the sale of the Property and of the assignment to and assumption by Purchaser of Seller’s interest in the Leases and the Security Deposits and directing that all rent and other sums payable for periods after the Closing under such Lease shall be paid as set forth in said notices;

(s) Notices of Sale to Service Contractors and Leasing Agents. Seller will join with Purchaser in executing notices, in form and content reasonably satisfactory to Seller and

Purchaser (the “Other Notices of Sale”), which Purchaser shall send to each service provider and leasing agent under the Operating Contracts and Commission Agreements (as the case may be) assumed by Purchaser at Closing informing such service provider or leasing agent (as the case may be) of the sale of the Property and of the assignment to and assumption by Purchaser of Seller’s obligations under the Operating Agreements and Commission Agreements arising after the Closing Date and directing that all future statements or invoices for services under such Operating Agreements and/or Commission Agreements for periods after the Closing be directed to Seller or Purchaser as set forth in said notices;

(t) Keys and Records. All of the keys to any door or lock on the Property and the original tenant files and other non-confidential books and records (excluding any appraisals, budgets, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller’s obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller or Seller’s property manager which Seller deems proprietary) relating to the Property in Seller’s possession; and

(u) Other Documents. Such other documents as shall be reasonably requested by Purchaser’s title insurer to effectuate the purposes and intent of this Agreement.

5.2. Purchaser’s Closing Deliveries. Purchaser shall obtain or execute and deliver in escrow to Escrow Agent at or prior to Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:

(a) Assignment and Assumption of Leases. Two (2) counterparts of the Assignment and Assumption of Leases, executed, acknowledged and sealed by Purchaser;

(b) Assignment and Assumption of Operating Agreements. Two (2) counterparts of the Assignment and Assumption of Operating Agreements, executed, acknowledged and sealed by Purchaser;

(c) General Assignment. Two (2) counterparts of the General Assignment, executed, acknowledged and sealed by Purchaser;

(d) Purchaser’s Certificate. A certificate in the form attached hereto as SCHEDULE 10 (“Purchaser’s Certificate”), evidencing the reaffirmation of the truth and accuracy in all material respects of Purchaser’s representations, warranties and agreements contained in Section 4.4 hereof, with such modifications thereto as may be appropriate in light of any change in circumstances since the Effective Date;

(e) Notice of Sale to Tenants. The Tenant Notices of Sale, executed by Purchaser, as contemplated in Section 5.1(r) hereof;

(f) Notices of Sale to Service Contractors and Leasing Agents. The Other Notices of Sale to Service Contractors and Leasing Agents, as contemplated in Section 5.1(s) hereof;

(g) Settlement Statement A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

(h) Evidence of Authority. Such documentation as may reasonably be required by Purchaser’s title insurer to establish that this Agreement, the transactions contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered; and

(i) Other Documents. Such other documents as shall be reasonably requested by Escrow Agent to effectuate the purposes and intent of this Agreement.

5.3. Closing Costs. Seller shall pay the cost of the documentary stamps or transfer taxes imposed by the State of Georgia upon the conveyance of the Property pursuant hereto, the attorneys’ fees of Seller, and all other costs and expenses incurred by Seller in closing and consummating the purchase and sale of the Property pursuant hereto. Purchaser shall pay the cost of any owner’s title insurance premium and title examination fees, the cost of the Survey, all recording fees on all instruments to be recorded in connection with this transaction, the attorneys’ fees of Purchaser, and all other costs and expenses incurred by Purchaser in the performance of Purchaser’s due diligence inspection of the Property and in closing and consummating the purchase and sale of the Property pursuant hereto.

5.4. Prorations and Credits. The items in this Section 5.4 shall be prorated between Seller and Purchaser or credited, as specified:

(a) Taxes. All general real estate taxes and assessments imposed by any governmental authority (“Taxes”) for the year in which the Closing occurs shall be prorated between Seller and Purchaser as of the Closing. If the Closing occurs prior to the receipt by Seller of the tax bill for the calendar year or other applicable tax period in which the Closing occurs, Taxes shall be prorated for such calendar year or other applicable tax period based upon the prior year’s tax bill.

(b) Reproration of Taxes. After receipt of final Taxes and other bills, Purchaser shall prepare and present to Seller a calculation of the reproration of such Taxes and other items, based upon the actual amount of such items charged to or received by the parties for the year or other applicable fiscal period. The parties shall make the appropriate adjusting payment between them within thirty (30) days after presentment to Seller of Purchaser’s calculation and appropriate back-up information. Purchaser shall provide Seller with appropriate backup materials related to the calculation, and Seller may inspect Purchaser’s books and records related to the Property to confirm the calculation. The provisions of this Section 5.4(b) shall survive the Closing for a period of one (1) year after the Closing Date.

(c) Rents, Income and Other Expenses. Rents and any other amounts paid by tenants shall be prorated as of the Closing Date and be adjusted against the Purchase Price on the basis of a schedule which shall be prepared by Seller and delivered to Purchaser for Purchaser’s review and approval prior to Closing. Purchaser shall receive at Closing a credit for Purchaser’s pro rata share of the rents, additional rent, common area maintenance charges, tenant reimbursements and escalations, and all other payments paid for the month of Closing and for all other rents and other amounts that apply to periods from and after the Closing, but which are received by Seller prior to Closing. Purchaser agrees to pay to Seller, upon receipt, any rents or other payments by tenants under their respective Leases that apply to periods prior to Closing but are received by Purchaser after Closing; provided, however, that for a period of one (1) year after the Closing Date any delinquent rents or other payments by tenants shall be applied first to any amounts owing to Seller for the month in which the Closing occurs, then to any current amounts owing by such tenants, then to delinquent rents in the order in which such rents are most recently past due, with the balance, if any, paid over to Seller to the extent of delinquencies existing at the time of Closing to which Seller is entitled; it being understood and agreed that Purchaser shall not be legally responsible to Seller for the collection of any rents or other charges payable with respect to the Leases or any portion thereof, which are delinquent or past due as of the Closing Date; but Purchaser agrees that Purchaser shall send monthly notices in its normal course of business for a period of three (3) consecutive months in an effort to collect any rents and charges not collected as of the Closing Date. Any reimbursements payable by and collected from any tenant under the terms of any tenant lease affecting the Property as of the Closing Date, which reimbursements pertain to such tenant’s pro rata share of increased operating expenses or common area maintenance costs incurred with respect to the Property at any time prior to the Closing, shall be prorated upon Purchaser’s actual receipt of any such reimbursements, on the basis of the number of days of Seller and Purchaser’s respective ownership of the Property during the period in respect of which such reimbursements are payable; and Purchaser agrees to pay to Seller Seller’s pro rata portion of such reimbursements within thirty (30) days after Purchaser’s receipt thereof. Conversely, if any tenant under any such Lease shall become entitled at any time after Closing to a refund of tenant reimbursements actually paid by such tenant prior to Closing, then, Seller shall, within thirty (30) days following Purchaser’s demand therefor, pay to Purchaser any amount equal to Seller’s pro rata share of such reimbursement refund obligations, said proration to be calculated on the same basis as hereinabove set forth. Seller hereby retains its right to pursue any tenant under the Leases who have vacated their premises prior to Closing for sums due Seller for periods attributable to Seller’s ownership of the Property; provided, however, that Seller (i) shall be required to notify Purchaser in writing of its intention to commence or pursue such legal proceedings; (ii) shall only be permitted to commence or pursue any legal proceedings after the date which is three (3) months after Closing, except that Seller shall be entitled to continue to pursue any legal proceedings commenced prior to Closing; (iii) shall not be permitted to commence or pursue any legal proceedings against any tenant seeking eviction of such tenant or the termination of the applicable Lease; and (iv) retains its right to pursue such legal proceedings against the tenant occupying the Damon’s space notwithstanding the fact that such tenant has not vacated its premises. The provisions of this Section 5.4(c) shall survive the Closing.

(d) Percentage Rents. Percentage rents, if any, collected by Purchaser from any tenant under such tenant’s Lease for the percentage rent accounting period in which the Closing occurs shall be prorated between Seller and Purchaser as of the Closing Date, as, if, and when received by Purchaser, such that Seller’s pro rata share shall be an amount equal to the total percentage rentals paid for such percentage rent accounting period under the applicable Lease multiplied by a fraction, the numerator of which shall be the number of days in such accounting period prior to Closing and the denominator of which shall be the total number of days in such accounting period; provided, however, that such proration shall be made only at such time as such tenant is current or, after application of a portion of such payment, will be current in the payment of all rental and other charges under such tenant’s Lease that accrue and become due and payable from and after the Closing. The provisions of this Section 5.4(d) shall survive the Closing.

(e) Tenant Inducement Costs. Set forth on EXHIBIT “K” attached hereto and made a part hereof is a list of tenants at the Property with respect to which Tenant Inducement Costs and/or leasing commissions have not been paid in full as of the Effective Date for the remaining term of any Lease. Seller shall pay all such Tenant Inducement Costs and leasing commissions set forth in EXHIBIT “K” as and when the same are due and payable. If said amounts have not been paid in full on or before Closing, Purchaser shall receive a credit against the Purchase Price in the aggregate amount of all such Tenant Inducement Costs and leasing commissions remaining unpaid at Closing, and Purchaser shall assume the obligation to pay amounts payable after Closing up to the amount of such credit received at Closing. Except as may be specifically provided to the contrary elsewhere in this Agreement, Purchaser shall be responsible for the payment of all Tenant Inducement Costs and leasing commissions which become due and payable (whether before or after Closing) (i) as a result of any renewals or extensions or expansions of existing Leases approved or deemed approved by Purchaser in accordance with Section 4.3(a) hereof between the Effective Date and the Closing Date and under any new Leases, approved or deemed approved by Purchaser in accordance with said Section 4.3(a), and (ii) all Tenant Inducement Costs and leasing commissions that first become due and payable after Closing. The provisions of this Section 5.4(e) shall survive the Closing.

(f) Security Deposits. Purchaser shall receive at Closing a credit for all Security Deposits transferred and assigned to Purchaser at Closing in connection with the Leases, together with a detailed inventory of such Security Deposits certified by Seller in the updated Rent Roll to be delivered by Seller at Closing.

(h) Operating Expenses. Personal property taxes, installment payments of special assessment liens, vault charges, sewer charges, utility charges, and normally prorated operating expenses actually paid or payable as of the Closing Date shall be prorated as of the Closing Date and adjusted against the Purchase Price, provided that within ninety (90) days after the Closing, Purchaser and Seller will make a further adjustment for such taxes, charges and expenses which may have accrued or been incurred prior to the Closing Date, but not collected or paid at that date. In addition, within ninety (90) days after the close of the fiscal year(s) used in calculating the pass-through to tenants of operating expenses and/or common area maintenance costs under the Leases (where such fiscal year(s) include(s) the Closing Date), Seller and Purchaser shall, upon the request of either, re-prorate on a fair and equitable basis in order to adjust for the effect of any credits or payments due to or from tenants for periods prior to the Closing Date. All prorations shall be made based on the number of calendar days in such year or month, as the case may be, the Closing Date being a day of income and expense to Purchaser. The provisions of this Section 5.4(g) shall survive the Closing.

5.5. Possession. Seller shall deliver possession of the Property to Purchaser at the Closing subject only to the Permitted Exceptions.

5.6. Close of Escrow. Upon satisfaction or completion of the conditions and deliveries set forth in this Article 5, the parties shall direct Escrow Agent to immediately record and deliver the documents described above to the appropriate parties and make disbursements according to the closing statements executed by Seller and Purchaser.

ARTICLE 6.

CONDITIONS TO CLOSING

6.1. Conditions Precedent to Purchaser’s Obligations. The obligations of Purchaser hereunder to consummate the transaction contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing, any of which may be waived by Purchaser in its sole discretion by written notice to Seller at or prior to the Closing Date:

(a) Seller shall have delivered to Purchaser all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including, but not limited to Section 5.1 hereof;

(b) Seller shall have performed, in all material respects, all covenants, agreements and undertakings of Seller contained in this Agreement;

(c) All representations and warranties of Seller as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing, provided that solely for purposes of this subparagraph such warranties and representations shall be deemed to be given without being limited to Seller’s knowledge and without modification (by update or otherwise, as provided in Section 5.1(i) hereof);

(d) Tenant Estoppel Certificates from the Major Tenants and the balance of tenants occupying not less than seventy-five percent (75%) of the aggregate net rentable square footage of all of the Improvements located on the Property shall have been delivered to Purchaser, with each such estoppel certificate (i) to be substantially in the form attached hereto as EXHIBIT “I” (or if the applicable Lease provides for a particular form of estoppel certificate to be given by the tenant thereunder, the Tenant Estoppel Certificate with respect to such Lease may be in the form as called for therein), (ii) to be dated within sixty (60) days prior to the Closing Date, (iii) to confirm the material terms of the applicable Lease, as contained in the copies of the Leases obtained by or delivered to Purchaser, and be consistent with the Rent Roll, and (iv) to confirm the absence of any material defaults under the applicable Lease as of the date thereof. The delivery of said Tenant Estoppel Certificates shall be a condition of Closing, and the failure or inability of Seller to obtain and deliver said Tenant Estoppel Certificates, Seller having used its good faith efforts to obtain the same, shall not constitute a default by Seller under this Agreement.

(e) Title Company shall deliver to Purchaser an ALTA Owner’s Policy of Title Insurance (or other form required by state law) (“Title Policy”) with extended coverage issued by the Title Company containing the endorsements that the Title Company has agreed to issue, dated the date and time of the recording of the Deed in the amount of the Purchase Price, insuring Purchaser as owner of good, marketable and indefeasible fee simple title to the Property, subject only to the Permitted Exceptions. The Title Policy may be delivered after the Closing if at the Closing the Title Company issues a currently effective, duly-executed “marked-up” Title Commitment and irrevocably commits in writing to issue the Title Policy in the form of the “marked-up” Title Commitment promptly after the Closing Date.

In the event any of the conditions in this Section 6.1 have not been satisfied (or otherwise waived in writing by Purchaser) prior to or on the Closing Date (as same may be extended or postponed as provided in this Agreement), Purchaser shall have the right to terminate this Agreement by written notice to Seller given prior to the Closing, whereupon (i) Escrow Agent shall return the Earnest Money to Purchaser; and (ii) except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement.

6.2. Conditions Precedent to Seller’s Obligations. The obligations of Seller hereunder to consummate the transaction contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing, any of which may be waived by Seller in its sole discretion by written notice to Purchaser at or prior to the Closing Date:

(a) Purchaser shall have paid and Seller shall have received the Purchase Price, as adjusted pursuant to the terms and conditions of this Agreement, which Purchase Price shall be payable in the amount and in the manner provided for in this Agreement;

(b) Purchaser shall have delivered to Seller all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including, but not limited to Section 5.2 hereof;

(c) Purchaser shall have performed, in all material respects, all covenants, agreements and undertakings of Purchaser contained in this Agreement; and

(d) All representations and warranties of Purchaser as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing, provided that solely for purposes of this subparagraph such warranties and representations shall be deemed to be given without being limited to Purchaser’s knowledge and without modification (by update or otherwise, as provided in Section 5.2(d) hereof).

ARTICLE 7.

CASUALTY AND CONDEMNATION

7.1. Casualty. Risk of loss up to and including the Closing Date shall be borne by Seller. In the event of any immaterial damage or destruction to the Property or any portion thereof, Seller and Purchaser shall proceed to close under this Agreement, and Purchaser will receive (and Seller will assign to Purchaser at the Closing Seller’s rights under insurance policies to receive) any insurance proceeds (including any rent loss insurance applicable to any period on and after the Closing Date) due Seller as a result of such damage or destruction and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible, uninsured or coinsured amount under said insurance policies. For purposes of this Agreement, the term “immaterial damage or destruction” shall mean such instances of damage or destruction: (i) which can be repaired or restored at a cost of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) or less, including the cost rent abatement after Closing resulting from the damage; (ii) which can be restored and repaired within sixty (60) days from the date of such damage or destruction; (iii) which are not so extensive as to allow any of the Major Tenants to terminate its Lease on account of such damage or destruction; and (iv) in which Seller’s rights under its rent loss insurance policy covering the Property are assignable to Purchaser and will continue pending restoration and repair of the damage or destruction.

In the event of any material damage or destruction to the Property or any portion thereof, Purchaser may, at its option, by notice to Seller given within the earlier of twenty (20) days after Purchaser is notified by Seller of such damage or destruction, or the Closing Date, but in no event less than ten (10) Business days after Purchaser is notified by Seller of such damage or destruction (and if necessary the Closing Date shall be extended to give Purchaser the full 10-Business day period to make such election): (i) terminate this Agreement, whereupon Escrow Agent shall immediately return the Earnest Money to Purchaser, or (ii) proceed to close under this Agreement, receive (and Seller will assign to Purchaser at the Closing Seller’s rights under insurance policies to receive) any insurance proceeds (including any rent loss insurance applicable to the period on or after the Closing Date) due Seller as a result of such damage or destruction (less any amounts reasonably expended for restoration) and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible co-insured or uninsured amount under said insurance policies. If Purchaser fails to deliver to Seller notice of its election within the period set forth above, Purchaser will conclusively be deemed to have elected to proceed with the Closing as provided in clause (ii) of the preceding sentence. If Purchaser elects clause (ii) above, Seller will cooperate with Purchaser after the Closing to assist Purchaser in obtaining the insurance proceeds from Seller’s insurers. For purposes of this Agreement “material damage or destruction” shall mean all instances of damage or destruction that are not immaterial, as defined herein.

7.2. Condemnation. If, prior to the Closing, all or any part of the Property is subjected to a bona fide threat of condemnation by a body having the power of eminent domain or is taken by eminent domain or condemnation (or sale in lieu thereof), or if Seller has received written notice that any condemnation action or proceeding with respect to the Property is contemplated by a body having the power of eminent domain, Seller shall give Purchaser immediate written notice of such threatened or contemplated condemnation or of such taking or sale, and Purchaser may by written notice to Seller given within thirty (30) days after the receipt of such notice from Seller, elect to cancel this Agreement. If Purchaser chooses to cancel this Agreement in accordance with this Section 7.2, then the Earnest Money shall be returned immediately to Purchaser by Escrow Agent and the rights, duties, obligations, and liabilities of the parties hereunder shall immediately terminate and be of no further force and effect, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement. If Purchaser does not elect to cancel this Agreement in accordance herewith, this Agreement shall remain in full force and effect and the sale of the Property contemplated by this Agreement, less any interest taken by eminent domain or condemnation, or sale in lieu thereof, shall be effected with no further adjustment and without reduction of the Purchase Price, and at the Closing, Seller shall assign, transfer, and set over to Purchaser all of the right, title, and interest of Seller in and to any awards applicable to the Property that have been or that may thereafter be made for such taking. At such time as all or a part of the Property is subjected to a bona fide threat of condemnation and Purchaser shall not have elected to terminate this Agreement as provided in this Section 7.2, and provided that the Inspection Period has expired, (i) Purchaser shall thereafter be permitted to participate in the proceedings as if Purchaser were a party to the action, and (ii) Seller shall not settle or agree to any award or payment pursuant to condemnation, eminent domain, or sale in lieu thereof without obtaining Purchaser’s prior written consent thereto in each case.

ARTICLE 8.

DEFAULT AND REMEDIES

8.1. Purchaser’s Default. If Purchaser fails to consummate this transaction for any reason other than Seller’s default, failure of a condition to Purchaser’s obligation to close, or the exercise by Purchaser of an express right of termination granted herein, Seller shall be entitled, as its sole remedy hereunder, to terminate this Agreement and to receive and retain the Earnest Money as full liquidated damages for such default of Purchaser, the parties hereto acknowledging that it is impossible to estimate more precisely the damages which might be suffered by Seller upon Purchaser’s default, and that said Earnest Money is a reasonable estimate of Seller’s probable loss in the event of default by Purchaser. Seller’s retention of said Earnest Money is intended not as a penalty, but as full liquidated damages. The right to retain the Earnest Money as full liquidated damages is Seller’s sole and exclusive remedy in the event of default hereunder by Purchaser, and Seller hereby waives and releases any right to (and hereby covenants that it shall not) sue the Purchaser: (a) for specific performance of this Agreement, or (b) to recover actual damages in excess of the Earnest Money. The foregoing liquidated damages provision shall not apply to or limit Purchaser’s liability for Purchaser’s obligations under Sections 3.1(b), 3.1(c), 3.7 and 10.1 of this Agreement. Purchaser hereby waives and releases any right to (and hereby covenants that it shall not) sue Seller or seek or claim a refund of said Earnest Money (or any part thereof) on the grounds it is unreasonable in amount and exceeds Seller’s actual damages or that its retention by Seller constitutes a penalty and not agreed upon and reasonable liquidated damages.

8.2. Seller’s Default. If Seller fails to perform any of its obligations under this Agreement for any reason other than Purchaser’s default or the permitted termination of this Agreement by Seller or Purchaser as expressly provided herein, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Earnest Money from Escrow Agent, which return shall operate to terminate this Agreement and release Seller from any and all liability hereunder, or (b) to enforce specific performance of Seller’s obligation to execute and deliver the documents required to convey the Property to Purchaser in accordance with this Agreement; it being specifically understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder. Notwithstanding the foregoing, if a suit for specific performance is not available to Purchaser for the reason that Seller has conveyed or otherwise transferred the Property to a third party or Seller has voluntarily encumbered the Property and Purchaser was not at such time in default of the terms of this Agreement, Purchaser shall be permitted to sue Seller for all of its actual, not consequential damages, which shall be limited to Purchaser’s out-of-pocket expenses actually incurred to third parties in connection with Purchaser’s due diligence activities in anticipation of the purchase of the Property. Purchaser expressly waives its rights to seek damages in the event of Seller’s default hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and to receive a return of the Earnest Money from Escrow Agent if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before sixty (60) days following the date upon which the Closing was to have occurred.

ARTICLE 9.

ASSIGNMENT

9.1. Assignment. Subject to the next following sentence, this Agreement and all rights and obligations hereunder shall not be assignable by any party without the written consent of the other. Notwithstanding the foregoing to the contrary, this Agreement and Purchaser’s rights hereunder may be transferred and assigned to any entity controlled by Purchaser. Any assignee or transferee under any such assignment or transfer by Purchaser as to which Seller’s written consent has been given or as to which Seller’s consent is not required hereunder shall expressly assume all of Purchaser’s duties, liabilities and obligations under this Agreement by written instrument delivered to Seller as a condition to the effectiveness of such assignment or transfer. No assignment or transfer shall relieve the original Purchaser of any duties or obligations hereunder, and the written assignment and assumption instrument shall expressly so provide. For purposes of this Section 9.1, the term “control” shall mean the ownership of at least fifty percent (50%) of the applicable entity. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.

ARTICLE 10.

BROKERAGE COMMISSIONS

10.1. Broker. Upon the Closing, and only in the event the Closing occurs, Seller shall pay a brokerage commission to Cobblestone Capital Real Estate Advisors, Inc. (“Broker”) pursuant to a separate agreement between Seller and Broker. Broker is representing Purchaser in this transaction. Broker has joined in the execution of this Agreement for the purpose of acknowledging and agreeing that no real estate commission shall be earned by it or due it if the transaction contemplated herein does not close for any reason whatsoever. Broker acknowledges and agrees that it shall look solely to Seller, and not to Purchaser, for the payment of such commission, and Broker hereby waives and releases any present or future claims against Purchaser for the payment of such commission. In addition, Broker (upon receipt of its brokerage commission) agrees to execute and deliver to Seller and Purchaser at the Closing a release and waiver of any claim Broker may have against Purchaser or the Property. Broker shall and does hereby indemnify and hold Purchaser and Seller harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys’ fees actually incurred and costs of litigation, Purchaser or Seller shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with regard to this Agreement or the sale and purchase of the Property contemplated hereby, and arising out of any acts or agreements of Broker. Seller shall and does hereby indemnify and hold Purchaser harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys’ fees actually incurred and costs of litigation, Purchaser shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with regard to this Agreement or the sale and purchase of the Property contemplated hereby, and arising out of any acts or agreements of Seller, including any claim asserted by Broker. Likewise, Purchaser shall and does hereby indemnify and hold Seller free and harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys’ fees actually incurred and costs of litigation, Seller shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with respect to this Agreement or the sale and purchase of the Property contemplated hereby and arising out of the acts or agreements of Purchaser. This Section 10.1 shall survive the Closing or any earlier termination of this Agreement.

ARTICLE 11.

MISCELLANEOUS

11.1. Notices. Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, hand, facsimile transmission, or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, to the addresses or facsimile numbers set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

PURCHASER:	CA New Plan Venture Fund LLC
c/o CA New Plan Management, Inc.
3901 Bellair Boulevard
Houston, Texas 77025
Attention: Michael Axelrad
Facsimile: (713) 665-0450

with a copy to:	Mayer, Brown, Rowe & Maw
700 Louisiana, Suite 3600
Houston, Texas 77002
Attention: Neil A. Wasserstrom
Facsimile: (713) 632-1810

SELLER:	c/o Wells Capital, Inc.
6200 The Corners Parkway
Suite 250
Atlanta, Georgia 30092
Attention: Mr. Jeffrey A. Gilder
Facsimile: (770) 243-8510

with a copy to:	McGuireWoods LLP
1170 Peachtree Street, N.E.
Suite 2100
Atlanta, Georgia 30309
Attn: John T. Grieb
Facsimile: (404) 443-5761

Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) business day following the postmark date of such notice or other communication, (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt, and (iii) sent by facsimile transmission shall be deemed effectively given or received on the same Business Day of transmission of such notice and confirmation of such transmission.

11.2 Possession. Full and exclusive possession of the Property, subject only to the Permitted Exceptions and the rights of the tenants under the Leases, shall be delivered by Seller to Purchaser on the Closing Date.

11.3 Time Periods. If the time period by which any right, option, or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the Closing must be held, expires on a Saturday, Sunday, or holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled Business Day.

11.4 Publicity. The parties agree that, prior to Closing, no party shall, with respect to this Agreement and the transactions contemplated hereby, conduct negotiations with public officials, make any public announcements or issue press releases regarding this Agreement or the transactions contemplated hereby to any third party without the prior written consent of the other party hereto. Seller and Purchaser shall each have the right to approve the press release of the other party issued in connection with the Closing, which approval shall not be unreasonably withheld provided neither party shall disclose the financial terms of the Agreement. No party shall record this Agreement or any notice hereof except in connection with a suit for specific performance.

11.5 Discharge of Obligations. The acceptance by Purchaser of Seller’s Warranty Deed hereunder shall be deemed to constitute the full performance and discharge of each and every warranty and representation made by Seller and Purchaser herein and every agreement and obligation on the part of Seller and Purchaser to be performed pursuant to the terms of this Agreement, except those warranties, representations, covenants and agreements which are specifically provided in this Agreement to survive Closing.

11.6 Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

11.7 Construction. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement may have been prepared by counsel for one of the parties, it being mutually acknowledged and agreed that Seller and Purchaser and their respective counsel have contributed substantially and materially to the preparation and negotiation of this Agreement. Accordingly, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

11.8 Sale Notification Letters. Promptly following the Closing, Purchaser shall deliver the Tenant Notices of Sale to each of the respective tenants under the Leases and the Other Notices of Sale to each service provider and leasing agent, the obligations under whose respective Operating Agreements and Commission Agreements Purchaser has assumed at Closing. The provisions of this Section shall survive the Closing.

11.9 Access to Records Following Closing. Purchaser agrees that for a period of two (2) years following the Closing, Seller shall have the right during regular business hours, on five (5) days’ written notice to Purchaser, to examine and review at Purchaser’s office (or, at Purchaser’s election, at the Property), the books and records relating to the ownership and operation of the Property which were delivered by Seller to Purchaser at the Closing. Likewise, Seller agrees that for a period of two (2) years following the Closing, Purchaser shall have the right during regular business hours, on five (5) days’ written notice to Seller, to examine and review at Seller’s office, all books, records and files, if any, retained by Seller relating to the ownership and operation of the Property by Seller prior to the Closing. The provisions of this Section shall survive the Closing.

11.10 Survival. The provisions of this Article 11 and the provisions of Sections 3.1(b), 3.1(c), 3.3, 3.7, 4.1, 4.2, 4.3, 4.4, 5.1, 5.2, 5.4, 6.1(d) and 10.1 shall survive the Closing to the extent (and subject to any specific limitations) provided in this Agreement and any earlier termination of this Agreement and shall not be merged into the execution and delivery of the Warranty Deed.

11.11 General Provisions. No failure of either party to exercise any power given hereunder or to insist upon strict compliance with any obligation specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of either party’s right to demand exact compliance with the terms hereof. This Agreement contains the entire agreement of the parties hereto, and no representations, inducements, promises, or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. Any amendment to this Agreement shall not be binding upon Seller or Purchaser unless such amendment is in writing and executed by both Seller and Purchaser. Subject to the provisions of Section 9.1 hereof, the provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Time is of the essence in this Agreement. The headings inserted at the beginning of each paragraph are for convenience only, and do not add to or subtract from the meaning of the contents of each paragraph. This Agreement shall be construed and interpreted under the laws of the State of Georgia. Except as otherwise provided herein, all rights, powers, and privileges conferred hereunder upon the parties shall be cumulative but not restrictive to those given by law. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender shall include all genders, and all references herein to the singular shall include the plural and vice versa.

11.12 Attorney’s Fees. If Purchaser or Seller brings an action at law or equity against the other in order to enforce the provisions of this Agreement or as a result of an alleged default under this Agreement, the prevailing party in such action shall be entitled to recover court costs and reasonable attorney’s fees actually incurred from the other.

11.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which when taken together shall constitute one and the same original. To facilitate the execution and delivery of this Agreement, the parties may execute and exchange counterparts of the signature pages by facsimile, and the signature page of either party to any counterpart may be appended to any other counterpart.

11.14 Further Assurances. In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by Seller to Purchaser at Closing, Seller agrees to perform, execute and deliver, but without any obligation to incur any additional liability or expense, on or after the Closing any further deliveries and assurances as may be reasonably necessary to consummate the transactions contemplated hereby or to further perfect the conveyance, transfer and assignment of the Property to Purchaser.

[Signatures begin on next page]

37

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day, month and year first above written.

SELLER:

FUND III AND FUND IV ASSOCIATES,
a Georgia general partnership

By:	Wells Real Estate Fund III, L.P.,
a Georgia limited partnership, its
general partner

	By:	Wells Capital, Inc.,
a Georgia corporation,
its general partner

By:
Name:
Title:

[Corporate Seal]

FUND V AND FUND VI ASSOCIATES,
a Georgia general partnership

By:	Wells Real Estate Fund V, L.P.,
a Georgia limited partnership, its
general partner

	By:	Wells Capital, Inc.,
a Georgia corporation,
its general partner

By:
Name:
Title:

[Corporate Seal]

FUND VI AND FUND VII ASSOCIATES,
a Georgia general partnership

By:	Wells Real Estate Fund VI, L.P.,
a Georgia limited partnership, its
general partner

	By:	Wells Capital, Inc.,
a Georgia corporation,
its general partner

By:
Name:
Title:

[Corporate Seal]

FUND VII AND FUND VIII ASSOCIATES,
a Georgia general partnership

By:	Wells Real Estate Fund VII, L.P.,
a Georgia limited partnership, its
general partner

	By:	Wells Capital, Inc.,
a Georgia corporation,
its general partner

By:
Name:
Title:

[Corporate Seal]

PURCHASER:

CA NEW PLAN VENTURE FUND LLC,
a Delaware limited liability company

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Broker has joined in the execution and delivery hereof solely for the purpose of evidencing its rights and obligations under the provisions of Section 10.1 hereof.

BROKER:

COBBLESTONE CAPITAL REAL ESTATE ADVISORS, INC.
Date of Execution:
By:
Name :
Title:
February , 2003

EXHIBIT “A”

DESCRIPTION OF LAND

[See Site Plan Attached Hereto, copies of legal

descriptions describing the Land shall be attached prior to the expiration of the Inspection Period upon verification by Sellers]

FOURTH AMENDMENT TO

PURCHASE AND SALE AGREEMENT

STOCKBRIDGE VILLAGE SHOPPING CENTER

THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Agreement”), made and entered into this              day of August, 2003, by and among FUND III AND FUND IV ASSOCIATES, a Georgia general partnership (“Fund III and Fund IV”), FUND V AND FUND VI ASSOCIATES, a Georgia general partnership (“Fund V and Fund VI”), FUND VI AND FUND VII ASSOCIATES, a Georgia general partnership (“Fund VI and Fund VII”), FUND VII AND FUND VIII ASSOCIATES, a Georgia general partnership (“Fund VII and Fund VIII”) (Fund III and Fund IV, Fund V and Fund VI, Fund VI and Fund VII, and Fund VII and Fund VIII are collectively referred to as “Seller”), and CA NEW PLAN VENTURE FUND LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H:

WHEREAS, the Seller and Purchaser have entered into that certain Purchase and Sale Agreement dated March 18, 2003, as amended by that certain First Amendment to Purchase and Sale Agreement dated May 6, 2003, as further amended by that certain Second Amendment to Purchase and Sale Agreement dated June 6, 2003, as further amended by that certain Third Amendment to Purchase and Sale Agreement dated July          , 2003, as further amended by certain letter agreement dated August 13 and 22, 2003, respectively, and as it may now or hereafter be properly amended (the “Agreement”); and

WHEREAS, the parties hereto desire to further amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements set forth herein, and other good and valuable consideration, all of which each party respectively agrees constitutes sufficient consideration received at or before the execution hereof, the parties hereto do hereby agree as follows:

1. Ratification of the Purchase Agreement. Except as specifically amended hereby, the Agreement shall continue in full force and effect according to its terms. The parties hereto, by their execution hereof, do hereby ratify, affirm and agree to continue to be bound by the Agreement, as amended, nothing herein being deemed a waiver of strict compliance with the terms thereof.

2. Inspection Period. By signing this Fourth Amendment, Purchaser acknowledges that the Inspection Period will expire on August 26, 2003 and that Purchaser has no further right to terminate the Agreement pursuant to Section 3.6.

3. Closing. Section 2.6 of the Agreement is hereby deleted in its entirety and replaced with the following:

“The consummation of the sale by Seller and purchase by Purchaser of the Property (the “Closing”) shall be held on the date which is the earlier of (i) fourteen (14) days after Seller’s receipt of Purchaser’s Environmental Reports (as hereinafter defined) from Purchaser in the event notification to the Georgia Environmental Protection Division (the “Georgia EPD”) is not required pursuant to the Georgia Hazardous Site Response Act (O.C.G.A. § 12-8-90 et seq.), or (ii) fourteen (14) days after Seller’s delivery to Purchaser of a “No Listing Letter” (stating that the Property will not be listed on Georgia’s Hazardous Site Inventory) from the Georgia EPD in the event notification to the Georgia EPD is required pursuant to the Georgia Hazardous Site Response Act (O.C.G.A. § 12-8-90 et seq.); provided, however, in the event Seller is unable to obtain a “No Listing Letter” from the Georgia EPD within one hundred twenty (120) days of Seller’s notification as required pursuant to the Georgia Hazardous Site Response Act, either Seller or Purchaser shall have the right to terminate this Agreement, if Seller or Purchaser chooses to terminate this Agreement the Earnest Money shall be returned to Purchaser and neither party shall have any further obligations hereunder except as specifically survive termination hereof.”

4. Additional Condition Precedent. The following subparagraph (f) shall be added to Section 6.1 of the Agreement.

“(f) Seller shall cause the closure of the four (4) drinking water wells identified in the drawing attached hereto as Exhibit “L” or the conversion of such drinking water wells such that they are used solely for irrigation purposes (collectively the “Well Closure”) and provide written notice of the Well Closure to Purchaser along with an invoice for the costs of the Well Closure (“Well Closure Notice”). No earlier than three (3) days after and no later than seven (7) days after Purchaser’s receipt of the Well Closure Notice, Purchaser shall deliver to Seller, copies of all environmental information and reports Purchaser has obtained during the pendency of this Agreement (“Purchaser’s Environmental Reports”). Following receipt of Purchaser’s Environmental Reports, in the event notice to the Georgia EPD is required pursuant to the Georgia Hazardous Site Response Act, (i) Seller shall prepare the notification to the Georgia EPD as required by the Georgia Hazardous Site Response Act, (ii) Seller shall use commercially reasonable efforts to pursue issuance of a “No Listing Letter” from Georgia EPD and (iii) Seller’s receipt and delivery to Purchaser of a “No Listing Letter” from Georgia EPD shall be a condition precedent to Purchaser’s obligation to close hereunder. Following Purchaser’s receipt of the Well Closure Notice, Purchaser will reimburse Seller for fifty percent (50%) of the costs of the Well Closure up to a maximum Purchaser contribution of $125,000.00 within the earlier of (y) fourteen (14) days of receipt of the invoice from Seller, or (z) at Closing, which reimbursement obligation shall be contingent on Closing. Seller’s inability or failure to accomplish the Well Closure shall not constitute a default hereunder. In the event that Seller has not caused the Well Closure on or before the date that is one hundred eighty (180) days following the last day of the Inspection Period, then either Purchaser or Seller may terminate this Agreement by providing written notice to the other party and to the Escrow Agent. In the event of such termination, the Earnest Money shall be returned to Purchaser, and neither Seller nor Purchaser shall have any further rights, duties or obligations under this Agreement, except as otherwise expressly provided herein. Notwithstanding anything contained herein to the contrary in the event Seller is unable to satisfy the condition precedent to Purchaser’s obligation to close set forth in this Subparagraph 6.1(f), Purchaser’s sole remedy shall be to terminate the Agreement and receive a complete refund of the Earnest Money.”

This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument. Further, a facsimile signature of either party on any counterpart may be relied upon as an original signature.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have duly signed, sealed and delivered this Fourth Amendment to the Purchase and Sale Agreement effective on the day and year first above written.

“SELLER”	“PURCHASER”

FUND III AND FUND IV ASSOCIATES,	CA NEW PLAN VENTURE FUND LLC,
a Georgia general partnership	a Delaware limited liability company

Wells Real Estate Fund III, L.P.,
a Georgia limited partnership, its	By:
general partner	Name:
Title:

	By:	Wells Capital, Inc.,
a Georgia corporation,
its general partner

By:
Name:
Title:

[Corporate Seal]

FUND V AND FUND VI ASSOCIATES,
a Georgia general partnership

By:	Wells Real Estate Fund V, L.P.,
a Georgia limited partnership, its
general partner

	By:	Wells Capital, Inc.,
a Georgia corporation,
its general partner

By:
Name:
Title:

[Corporate Seal]

FUND VI AND FUND VII ASSOCIATES,
a Georgia general partnership

By:	Wells Real Estate Fund VI, L.P.,
a Georgia limited partnership, its
general partner

	By:	Wells Capital, Inc.,
a Georgia corporation,
its general partner

By:
Name:
Title:

[Corporate Seal]

FUND VII AND FUND VIII ASSOCIATES,
a Georgia general partnership

By:	Wells Real Estate Fund VII, L.P.,
a Georgia limited partnership, its
general partner

	By:	Wells Capital, Inc.,
a Georgia corporation,
its general partner

By:
Name:
Title:

[Corporate Seal]

SIXTH AMENDMENT TO

PURCHASE AND SALE AGREEMENT

STOCKBRIDGE VILLAGE SHOPPING CENTER

THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Agreement”), made and entered into this      day of March, 2004, by and among FUND III AND FUND IV ASSOCIATES, a Georgia general partnership (“Fund III and Fund IV”), FUND V AND FUND VI ASSOCIATES, a Georgia general partnership (“Fund V and Fund VI”), FUND VI AND FUND VII ASSOCIATES, a Georgia general partnership (“Fund VI and Fund VII”), FUND VII AND FUND VIII ASSOCIATES, a Georgia general partnership (“Fund VII and Fund VIII”) (Fund III and Fund IV, Fund V and Fund VI, Fund VI and Fund VII, and Fund VII and Fund VIII are collectively referred to as “Seller”), and CA NEW PLAN VENTURE FUND LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H:

WHEREAS, the Seller and Purchaser have entered into that certain Purchase and Sale Agreement dated March 18, 2003, as amended by that certain First Amendment to Purchase and Sale Agreement dated May 6, 2003, (the “First Amendment”) as further amended by that certain Second Amendment to Purchase and Sale Agreement dated June 6, 2003, (the “Second Amendment”) as further amended by that certain Third Amendment to Purchase and Sale Agreement dated July 9 , 2003, (the “Third Amendment”) as further amended by certain letter agreement dated August 13 and 22, 2003, and as further amended by that certain Fourth Amendment to Purchase and Sale Agreement dated August 26, 2003 (the “Fourth Amendment”), and as further amended by that certain Fifth Amendment to Purchase and Sale Agreement dated February     , 2004 (the “Fifth Amendment) respectively, and as it may now or hereafter be properly amended (collectively the “Agreement”); and

WHEREAS, the parties hereto desire to further amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements set forth herein, and other good and valuable consideration, all of which each party respectively agrees constitutes sufficient consideration received at or before the execution hereof, the parties hereto do hereby agree as follows:

1. Ratification of the Purchase Agreement. Except as specifically amended hereby, the Agreement shall continue in full force and effect according to its terms. The parties hereto, by their execution hereof, do hereby ratify, affirm and agree to continue to be bound by the Agreement, as amended, nothing herein being deemed a waiver of strict compliance with the terms thereof.

2. Additional Condition Precedent. Subparagraph (f) of Section 6.1 of the Agreement, as created by the Fourth Amendment, is hereby amended by deleting therefrom the last three sentences of such Subparagraph (f) and replacing therewith the following:

“(f) In the event that Seller has not caused the Well Closure on or before March 8, 2004, then either Purchaser or Seller may terminate this Agreement by providing written notice to the other party and to the Escrow Agent. In the event of such termination, the Earnest Money shall be returned to Purchaser, and neither Seller nor Purchaser shall have any further rights, duties or obligations under this Agreement, except as otherwise expressly provided herein. Notwithstanding anything contained herein to the contrary in the event Seller is unable to satisfy the condition precedent to Purchaser’s obligation to close set forth in this Subparagraph 6.1(f), Purchaser’s sole remedy shall be to terminate the Agreement and receive a complete refund of the Earnest Money.”

This Sixth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument. Further, a facsimile signature of either party on any counterpart may be relied upon as an original signature.

[Signatures begin on following page]

IN WITNESS WHEREOF, the parties hereto have duly signed, sealed and delivered this Sixth Amendment to the Purchase and Sale Agreement effective on the day and year first above written.

“SELLER”		‘‘PURCHASER’’

FUND III AND FUND IV ASSOCIATES,		CA NEW PLAN VENTURE FUND LLC,
a Georgia general partnership		a Delaware limited liability company

Wells Real Estate Fund III, L.P.,
a Georgia limited partnership, its general partner		By:
Name:
Title:

By:	Wells Capital, Inc.,
a Georgia corporation,
its general partner

By:
Name:
Title:

[Corporate Seal]

FUND V AND FUND VI ASSOCIATES,
a Georgia general partnership

By:	Wells Real Estate Fund V, L.P.,
a Georgia limited partnership, its general partner

	By:	Wells Capital, Inc.,
a Georgia corporation, its general partner

By
Name:
Title:

[Corporate Seal]

FUND VI AND FUND VII ASSOCIATES,
a Georgia general partnership

By:	Wells Real Estate Fund VI, L.P.,
a Georgia limited partnership, its general partner

	By:	Wells Capital, Inc.,
a Georgia corporation,
its general partner

By:
Name:
Title:

[Corporate Seal]

FUND VII AND FUND VIII ASSOCIATES,
a Georgia general partnership

By:	Wells Real Estate Fund VII, L.P.,
a Georgia limited partnership, its general partner

	By:	Wells Capital, Inc.,
a Georgia corporation, its general partner

By:
Name:
Title:

[Corporate Seal]

SEVENTH AMENDMENT TO

PURCHASE AND SALE AGREEMENT

STOCKBRIDGE VILLAGE SHOPPING CENTER

THIS SEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Agreement”), made and entered into this 8th day of March, 2004, by and among FUND III AND FUND IV ASSOCIATES, a Georgia general partnership (“Fund III and Fund IV”), FUND V AND FUND VI ASSOCIATES, a Georgia general partnership (“Fund V and Fund VI”), FUND VI AND FUND VII ASSOCIATES, a Georgia general partnership (“Fund VI and Fund VII”), FUND VII AND FUND VIII ASSOCIATES, a Georgia general partnership (“Fund VII and Fund VIII”) (Fund III and Fund IV, Fund V and Fund VI, Fund VI and Fund VII, and Fund VII and Fund VIII are collectively referred to as “Seller”), and NEW PLAN EXCEL REALTY TRUST, INC., a Maryland corporation (“Purchaser”).

W I T N E S S E T H:

WHEREAS, the Seller and CA New Plan Venture Fund LLC, a Delaware limited liability company (“New Plan Venture Fund”) have entered into that certain Purchase and Sale Agreement dated March 18, 2003, as amended by that certain First Amendment to Purchase and Sale Agreement dated May 6, 2003, (the “First Amendment”) as further amended by that certain Second Amendment to Purchase and Sale Agreement dated June 6, 2003, (the “Second Amendment”) as further amended by that certain Third Amendment to Purchase and Sale Agreement dated July 9 , 2003, (the “Third Amendment”) as further amended by certain letter agreement dated August 13 and 22, 2003, as further amended by that certain Fourth Amendment to Purchase and Sale Agreement dated August 26, 2003 (the “Fourth Amendment) as further amended by that certain Fifth Amendment to Purchase and Sale Agreement dated February 20, 2004 (the “Fifth Amendment”) as further amended by that certain Sixth Amendment to Purchase and Sale Agreement dated March 1, 2004 (the “Sixth Amendment”) respectively, and as it may now or hereafter be properly amended (collectively the “Agreement”);

WHEREAS, New Plan Venture Fund has assigned its interest in the Agreement to Purchaser and Purchaser has agreed to assume all of New Plan Venture Fund’s obligations under the Agreement; and

WHEREAS, the parties hereto desire to further amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements set forth herein, and other good and valuable consideration, all of which each party respectively agrees constitutes sufficient consideration received at or before the execution hereof, the parties hereto do hereby agree as follows:

1. Ratification of the Purchase Agreement. Except as specifically amended hereby, the Agreement shall continue in full force and effect according to its terms. The parties hereto, by their execution hereof, do hereby ratify, affirm and agree to continue to be bound by the Agreement, as amended, nothing herein being deemed a waiver of strict compliance with the terms thereof.

2. Closing. Section 2.6 of the Agreement is hereby deleted in its entirety and replaced with the following:

“The consummation of the sale by Seller and purchase by Purchaser of the Property (the “Closing”) shall be held on or before April 1, 2004 through the usual form of documents and money escrow which the parties shall establish through the Escrow Agent (the “Closing Date”).”

3. Condition of the Property. Paragraph 3.3(b) of the Agreement is hereby deleted in its entirety and replaced with the following new Paragraph 3.3(b):

“(b) To the fullest extent permitted by law, Purchaser, on behalf of its parents, subsidiaries, partners, beneficial owners, officers, directors, shareholders, employees, successors, successors-in-title, assigns and affiliated entities, does hereby unconditionally waive and release Seller, Wells Real Estate Funds, Inc., Wells Management Company, Inc., Wells Capital, Inc., Wells Partners, L.P., and their respective partners, beneficial owners, officers, directors, shareholders, members and employees (hereinafter collectively referred to as the “Indemnitees”) from any present or future claims and liabilities of any nature arising from or relating to the presence or alleged presence of Hazardous Substances (including but not limited to perchloroethylene and its degradation products) in, on, at, under or originating from the Property or any adjacent property, including, without limitation, any claims under or on account of any Environmental Law, regardless of whether such Hazardous Substances are located in, on, at, from, under or about the Property or any adjacent property prior to or after the date hereof.

If any governmental authority or third party requires any investigation, remediation or other activities associated with Hazardous Substances on or originating from the Property, then as between Purchaser and the Indemnitees, Purchaser at shall be solely responsible for performing such investigation, remediation and other activities.

Purchaser does hereby covenant and agree to defend, indemnify, and hold harmless the Indemnitees from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, existing and future, including any action or proceeding brought or threatened, or ordered by governmental authorities, arising out of or relating to (i) the payment of any deductible or self-insured retention under the Policy (as hereinafter defined), (ii) claims, losses, damages, expenses or clean-up costs which are not insured under the Policy and relate to Hazardous Substances (including but not limited to perchloroethylene and its degradation products) on or originating from the Property (including, without limitation, those losses, claims or clean-up costs that are in excess of the limits of the Policy or occur after the expiration of the Policy term), and (iii) any failure by Purchaser to perform any obligation of Purchaser assumed under this Paragraph 3.3(b).

The terms and conditions of this Paragraph 3.3(b) shall survive the Closing hereunder.”

4. Condition Precedent. Paragraph (f) of Section 6.1 of the Agreement, as created by the Fourth Amendment, is hereby deleted in its entirety and replaced with the following new Paragraph (f):

“(f) Intentionally Omitted.”

5. Failure of Condition Precedent. The last Paragraph of Section 6.1 of the Agreement is hereby deleted in its entirety and replaced with the following new last Paragraph:

“In the event any of the conditions in this Section 6.1 have not been satisfied (or otherwise waived in writing by Purchaser) prior to or on the Closing Date (as same may be extended or postponed as provided in this Agreement), Purchaser shall have the right to terminate this Agreement by written notice to Seller given prior to the Closing, whereupon (i) Escrow Agent shall return the Earnest Money to Purchaser; and (ii) except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement; provided, however, in the event Seller has not satisfied the condition precedent set forth in Paragraph 6.1(d) hereof, Seller shall have the right to extend the Closing Date for a period not to exceed thirty (30) days in which to satisfy the such condition precedent.”

6. Additional Condition Precedent. Section 6.2 of the Agreement is hereby amended by adding the following new Subparagraph (e):

“(e) Purchaser shall obtain prior to Closing and pay for in full at Closing an environmental insurance policy in form and content approved by Seller (the “Policy”) providing coverage to the Indemnitees as insureds. Such insurance shall be issued by American International Specialty Lines Insurance Company (“AISLIC”), have an aggregate limit of liability of Three Million Dollars ($3,000,000.00), with a ten (10) year term, have a deductible of no more than One Hundred Thousand Dollars ($100,000.00), (provided, however, that AISLIC may require a $500,000.00 self insured retention for Coverage A if the Property is listed on Georgia’s Hazardous Site Inventory) and shall be written on the “Atlanta PLL 06/03” manuscripted pollution legal liability select policy form with Coverages A-F provided and the manuscripted Known and Disclosed Pollution Conditions endorsement for that policy (which insures all known pollution conditions and includes the provision of a single deductible for known and disclosed pollution conditions). Purchaser shall be solely responsible for the prompt payment of any deductibles or self-insured retentions under the Policy. Purchaser shall obtain from AISLIC, a waiver of all rights of subrogation which might have against the Indemnitees, and Purchaser shall indemnify the Indemnitees against any loss or expense, including reasonable attorney’s fees, resulting from the failure to obtain such waiver.”

This Seventh Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument. Further, a facsimile signature of either party on any counterpart may be relied upon as an original signature.

[Signatures begin on following page]

IN WITNESS WHEREOF, the parties hereto have duly signed, sealed and delivered this Seventh Amendment to the Purchase and Sale Agreement effective on the day and year first above written.

“SELLER”			“PURCHASER”

FUND III AND FUND IV ASSOCIATES, a Georgia general partnership			NEW PLAN EXCEL REALTY TRUST, INC., a Maryland corporation

Wells Real Estate Fund III, L.P.,
a Georgia limited partnership, its general partner			By:
Name:
	By:	Wells Capital, Inc.,	Title:
a Georgia corporation,
its general partner

By:
Name:
Title:

[Corporate Seal]

FUND V AND FUND VI ASSOCIATES,
a Georgia general partnership

By:	Wells Real Estate Fund V, L.P.,
a Georgia limited partnership, its
general partner

	By:	Wells Capital, Inc.,
a Georgia corporation,
its general partner

By:
Name:
Title:

[Corporate Seal]

FUND VI AND FUND VII ASSOCIATES,
a Georgia general partnership

By:	Wells Real Estate Fund VI, L.P.,
a Georgia limited partnership, its
general partner

	By:	Wells Capital, Inc.,
a Georgia corporation,
its general partner

By:
Name:
Title:

[Corporate Seal]

FUND VII AND FUND VIII ASSOCIATES,
a Georgia general partnership

By:	Wells Real Estate Fund VII, L.P.,
a Georgia limited partnership, its
general partner

	By:	Wells Capital, Inc.,
a Georgia corporation
its general partner

By:
Name:
Title:

[Corporate Seal]